Carillon Exchange-Traded Funds
Prospectus | May 1, 2026

Ticker
RJ Chartwell Premium Income ETF	RJPI
RJ Eagle Municipal Income ETF	RJMI
RJ Eagle Vertical Income ETF	RJVI
RJ Eagle GCM Dividend Select Income ETF	RJDI
Fund shares are not individually redeemable. Fund shares are listed on NYSE Arca, Inc. (the “Exchange”).

These securities have not been approved or disapproved by the Securities and Exchange Commission (“Commission”), nor has the Commission passed upon the accuracy or adequacy of the funds’ Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summaries

RJ Chartwell Premium Income ETF	1
RJ Eagle Municipal Income ETF	9
RJ Eagle Vertical Income ETF	16
RJ Eagle GCM Dividend Select Income ETF	23

Valuing Your Shares	61
Dividends, Other Distributions and Taxes	63
Description of Indices	66
Financial Highlights	67
For More Information	70

Carillon Exchange-Traded Funds
SUMMARY OF RJ CHARTWELL PREMIUM INCOME ETF | 5.1.2026

Investment objective | The RJ Chartwell Premium Income ETF (“Premium Income ETF” or the “fund”) seeks to deliver current income and gains while maintaining prospects for capital appreciation with lower volatility over market cycles.
Fees and expenses of the fund | The table that follows describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Premium Income ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.55%

Distribution and Service (12b‑1) Fees (a)	0.00%

Other Expenses (b)	0.01%

Total Annual Fund Operating Expenses	0.56%
(a) Pursuant to a Distribution Plan, the fund may bear a Rule 12b‑1 fee not to exceed 0.25% per year of the fund’s average daily net assets. However, no such fee is currently paid by the fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
(b) Other Expenses are estimated for the current fiscal year.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement through May 1, 2027. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$57	$179
Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund’s portfolio turnover rate for the fund’s most recent fiscal year is not provided because the fund had not commenced operations prior to the date of this Prospectus.
Principal investment strategies | The fund is an actively managed exchange-traded fund. The fund seeks to achieve its investment objective by investing in a portfolio of generally 30‑40 US‑traded equity securities of large-capitalization U.S. and foreign companies, and selling (writing) U.S. exchange traded covered call options on each position (the “Covered Call Program”). The fund’s equity securities may include common stocks, depositary receipts, securities of foreign companies traded on U.S. exchanges and real estate investment trusts (“REITs”), and may have growth and/or value characteristics. The Covered Call Program is intended to generate income and achieve a lower volatility than the S&P 500 Index over market cycles, because selling a call option entitles the seller to receive a premium equal to the value of the option at the time of the trade, and this premium could reduce potential losses.
The fund will invest in dividend-paying and non‑dividend paying securities and will endeavor to maintain an overall portfolio yield equal to or greater than that of the S&P 500 Index. Chartwell Investment Partners LLC (the “Subadviser”) will seek to achieve the fund’s investment objective of maintaining prospects for capital appreciation by writing call options with expirations of generally up to twelve months, with strike prices that generally will be at or above the market price of the common stock, allowing the holding to increase in value. However, this capital appreciation will only be realized if the price of the stock increases, and is limited to the difference between the stock’s price and the strike price of the written option. The fund will forfeit upside potential above the strike price of the written call options. In addition to traditional options contracts, the fund may sell (write) Flexible Exchange Options (“FLEX Options”), which are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”), which guarantees performance by each of the counterparties to the FLEX Options. The Subadviser will write traditional options contracts or FLEX Options based on its determination as to which instrument will better help the fund achieve its investment objectives and the tax implications of such a determination. The Subadviser will, at times, use a portion of the cash flow generated from either dividends received from portfolio holdings or by the Covered Call Program to purchase call and/or put options on the S&P 500 Index or an exchange-traded fund that seeks to replicate the returns of the S&P 500 Index in order to allow the fund to participate in significant market gains and protect against significant losses. The Subadviser intends to implement this strategy by purchasing call (put) options on the S&P 500 Index or an exchange-traded fund that seeks to replicate the returns of the S&P 500 Index with a strike price approximately 10-15% higher (lower) than the price of the underlying asset (i.e., “out of the money”), and that have a longer-term expiration date of approximately 9-12 months. The Subadviser may adjust this strategy in circumstances where it anticipates unusual market gains (losses).

rjetfs.com | 1

Carillon Exchange-Traded Funds
SUMMARY OF RJ CHARTWELL PREMIUM INCOME ETF | 5.1.2026

The fund seeks to provide consistent monthly income, however, there is no guarantee that the payments will be made monthly or that such payments, if made, will be consistent. For example, in the event the value of the asset underlying a written call option exceeds the strike price plus the premium received by the fund with respect to the option, the fund’s ability to provide consistent monthly income may be adversely impacted. The fund expects that the income it distributes will be comprised of the option premiums generated by the Covered Call Program and the dividends paid on the common stock held in the fund’s portfolio. However, the amount of the fund’s distributions for any period may exceed the amount of the fund’s income and gains for that period. In that case, some or all of the fund’s distributions may constitute a return of capital to shareholders.
The Subadviser considers large-capitalization companies to be companies that, at the time of initial purchase, have capitalizations within the range of the S&P 500 Index (which was approximately $4.23 billion to $4.92 trillion as of December 31, 2025). The fund is not required to sell common stock when market values appreciate or depreciate outside the fund’s market capitalization range. At times, the fund may invest in and hold securities of small- and mid‑ capitalization companies. The fund generally will invest in the common stock of companies that the Subadviser believes are fairly valued or undervalued in relation to their prospective earnings or sales growth, but the fund also may invest in stocks with growth characteristics. The Subadviser also will consider the premiums associated with the sale of options under the Covered Call Program when selecting portfolio investments. In doing so, the Subadviser will balance the amount of premium income to be received by writing call options on a position against measures of volatility for that position, such as its beta (i.e., its volatility compared to a broader index) or 120-day price volatility.
Although the Subadviser typically does not emphasize investment in any particular investment sector or industry, at times, the fund may invest a significant portion of its assets in the securities of companies in the information technology sector. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to the information technology sector may be lower at a future date, and the fund’s exposure to other market sectors may be higher. The fund will generally sell a stock when the stock has met the Subadviser’s target price for sale, the investment thesis is no longer valid or a better investment opportunity has arisen.
The Subadviser may seek to obtain exposure to the market as a whole, or a sector or industry, by investing in exchange-traded funds. The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The fund is non‑diversified, which means that it is not limited to a percentage of assets that it may invest in any one issuer. The fund may lend its securities to broker-dealers and other financial institutions to earn additional income. The fund also may hold some cash, money market funds, or other high-quality investments for cash management purposes, and may also hold cash in a money market deposit account at U.S. Bank, N.A., the fund’s custodian.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Covered call strategy risk. When the fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying security to the exercise price (plus the premium received). The maximum potential gain on the underlying security will be equal to the difference between the exercise price and the purchase price of the underlying security at the time the option is written, plus the premium received. In a rising market, the option may require an underlying security to be sold at an exercise price that is lower than would be received if the security was sold at the market price. If a call expires, the fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying security during the option period, the loss realized may exceed such gain. If the underlying security declines by more than the option premium the fund receives, there will be a loss on the overall position. With the exception of FLEX Options, the fund will have no control over the exercise of the option by the option holder and a number of factors may influence the option holder’s decision to exercise the option, which may negatively effect the fund;

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Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the fund’s subadviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

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Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

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Counterparty risk is the risk that a party or participant to a transaction, such as a broker or a derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the fund;

•	Credit risk arises if an issuer is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;

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Carillon Exchange-Traded Funds
SUMMARY OF RJ CHARTWELL PREMIUM INCOME ETF | 5.1.2026

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Cybersecurity and technology risk. The fund, its service providers, market makers, listing exchange, Authorized Participants, third-party fund distribution platforms and other market participants increasingly depend on complex information technology and communications systems, including artificial intelligence, which are subject to a number of different threats and risks that could adversely affect the fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the fund and its shareholders;

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Derivatives, such as call and put options, may involve greater risks than investing in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risks, and credit risks. Derivatives also present counterparty risk (i.e., the risk that the other party to the transaction will fail to perform). Derivatives involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument, in which case the fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives can cause the fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment. The derivatives market may be subject to additional regulations in the future.

FLEX Options. A fund may utilize FLEX Options issued and guaranteed for settlement by the OCC. A fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, a fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, a fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with a fund at prices that reflect the market price of the shares, a fund’s NAV and, in turn, the share price of a fund, could be negatively impacted. A fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the underlying security. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the underlying security’s share price on a day‑to‑day basis (although they generally move in the same direction).
Options. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized had the fund bought the underlying security instead of the call option. For a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might otherwise have realized from having shorted the underlying security by the premium paid for the put option and by transaction costs. If an option that the fund has purchased expires unexercised, the fund will experience a loss in the amount of the premium it paid. If the fund sells a put option, there is a risk that the fund may be required to buy the underlying asset at a disadvantageous price. If the fund sells a call option, there is a risk that the fund may be required to sell the underlying asset at a disadvantageous price. If the fund sells a call option on an underlying asset that the fund owns and the underlying asset has increased in value when the call option is exercised, the fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price. There can be no guarantee that the use of options will increase the fund’s return or income. The premium received from writing options may not be sufficient to offset any losses sustained from exercised options. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options;
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Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
Depositary receipts. Investing in depositary receipts entails many of the same risks as direct investment in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility;
Dividend-paying stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market;
REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs may not be diversified geographically or by property or tenant type. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;
•	Exchange-traded funds, such as the fund, are subject to the following risks:
Authorized participants concentration risk. The fund has a limited number of financial institutions that may act as authorized participants (i.e., large institutions that have entered into agreements with the distributor of the fund’s shares and are authorized to transact in Creation Units (described below) with the fund) (“Authorized Participants”). Only an Authorized Participant may transact in Creation Units directly with the fund,

rjetfs.com | 3

Carillon Exchange-Traded Funds
SUMMARY OF RJ CHARTWELL PREMIUM INCOME ETF | 5.1.2026

and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in securities or instruments that have lower trading volumes;
Cash transactions risk. Like other ETFs, the fund sells and redeems its shares primarily in large blocks called “Creation Units” and only to Authorized Participants. Unlike many other ETFs, however, the fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in‑kind securities. Thus, an investment in the fund may be less tax‑efficient than an investment in other ETFs as the fund may recognize a capital gain that it could have avoided by making redemptions in‑kind. As a result, the fund may pay out higher capital gains distributions than ETFs that redeem in‑kind. Further, paying redemption proceeds in cash rather than through in‑kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time;
Premium/discount risk. There may be times when the market price of the fund’s shares is more than its NAV (at a premium) or less than its NAV (at a discount). As a result, shareholders of the fund may pay more than NAV when purchasing shares and receive less than NAV when selling fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell fund shares may be executed at prices well below NAV;
Secondary market trading risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid‑ask spread, which is the difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). The bid‑ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Due to the fund’s active trading strategy, it may be more difficult for market participants making a market in the fund’s shares to hedge their exposure to fund shares, which may lead to wider bid‑ask spreads. Trading in fund shares may be halted by the Exchange (as defined below) because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the fund. In addition, although the fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the fund’s shares will continue to be listed;
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Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

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Growth stock risk is the risk of a growth company not providing expected sales or earnings increase. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non‑growth approach to investing or have a broader investment style;

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Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund’s assets and distributions may decline;

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In-kind contribution tax risk. At the start of operations, the fund may acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Internal Revenue Code. If one or more of the in-kind contributions were to fail to qualify for tax-deferred treatment, then the fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets. This also could result in the fund’s failure to distribute all of its gains during an applicable year and, in some circumstances, pose a risk that the fund would lose its qualification as a regulated investment company.

The failure of a contribution to satisfy the requirements of Section 351 would cause the contribution to be treated as a taxable event and the contributing shareholder would recognize an immediate gain or loss on the contributed assets. If such failure is not discovered until a later time, this could also cause the contributing shareholder to incorrectly calculate and report gain or loss on its disposition of its fund shares.
The fund makes no representations as to whether any of such in-kind contributions qualify for Section 351 treatment, or as to any ancillary tax consequences. Investors making in-kind contributions to the fund are urged to consult their own tax advisors;
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Investing in other investment companies, including money market funds and ETFs carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will

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Carillon Exchange-Traded Funds
SUMMARY OF RJ CHARTWELL PREMIUM INCOME ETF | 5.1.2026

indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;
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Large cap company risk arises because large‑cap companies may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies;

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Large shareholder risk is the risk that certain large shareholders, including the investment adviser, a subadviser or an affiliate of either, other funds or accounts advised by the investment adviser or a subadviser or an affiliate of either, or Authorized Participants, may from time to time own a substantial amount of the fund’s shares. In addition, a third party investor, the investment adviser or a subadviser, an Authorized Participant, a lead market maker, or another entity may invest in the fund and hold its investment for a limited time solely to facilitate the commencement of the fund’s operations or the fund’s achieving a specified size or scale. There is no requirement that these shareholders maintain their investment in the fund, and there can be no assurance that any large shareholder would not redeem its investment, that the size of the fund would be maintained at such levels or that the fund would continue to meet applicable listing requirements. There is a risk that such large shareholders or that the fund’s shareholders generally may redeem all or a substantial portion of their investments in the fund in a short period of time, which could have a significant negative impact on the fund’s NAV, liquidity, brokerage costs, and expenses. Large redemptions could also result in tax consequences to shareholders and impact the fund’s ability to implement its investment strategy, and there is no guarantee that the fund could maintain sufficient assets to continue operations, in which case the fund may be liquidated. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

In addition, the fund may be a constituent of one or more adviser asset allocation models. Being a component of such a model may greatly affect the trading activity of the fund, the size of the fund, and the market volatility of the fund’s shares. Inclusion in a model could increase demand for the fund and removal from a model could result in outsized selling activity in a relatively short period of time. As a result, the fund’s NAV could be negatively impacted, and the fund’s market price may be below the fund’s NAV during certain periods. In addition, model rebalances may potentially result in increased trading activity.
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Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile. The fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars;

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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

rjetfs.com | 5

Carillon Exchange-Traded Funds
SUMMARY OF RJ CHARTWELL PREMIUM INCOME ETF | 5.1.2026

Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade and security agreements, risks associated with trade and security agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may change foreign demand for U.S. assets in ways that cannot be foreseen, which could have a negative impact on certain issuers and/or industries.
The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and any sanctions and the repercussions of such events cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of such regulations is not currently known and certain changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that such regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;
•
Mid‑cap company risk arises because mid‑cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the fund to buy and sell securities of mid‑capitalization companies;

•
New adviser risk. The adviser and subadviser have each only recently begun serving as an investment adviser to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the adviser or the subadviser, and the adviser and subadviser may not achieve the intended result in managing the fund;

•
New fund risk is the risk that the current performance of a new fund may not represent how such fund is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a new fund. New funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and they achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp up” period and also may be more volatile. As a new ETF, the fund may experience low trading volume and wide bid‑ask spreads;

6 | rjetfs.com

Carillon Exchange-Traded Funds
SUMMARY OF RJ CHARTWELL PREMIUM INCOME ETF | 5.1.2026

•
Non‑diversification risk. The fund is non‑diversified, which means it may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers;

•
Portfolio turnover risk is the risk that performance may be adversely affected by the high rate of portfolio turnover that can be caused by the fund engaging in active and frequent trading, which generally leads to greater transaction costs. High portfolio turnover may increase the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income;

•
Return of capital risk. The fund expects to make monthly distributions regardless of its performance and seeks to maintain relatively stable monthly distributions although the income earned by the fund might vary from month‑to‑month. As a result, all or a portion of such distributions may represent a return of capital for tax purposes. A return of capital is generally tax‑free to the extent of a shareholder’s basis in the fund’s shares and reduces the shareholder’s basis in their shares and results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. The fund’s return of capital distributions are not derived from the net income or earnings and profits of the fund. The tax character of monthly distributions as either income or return of capital might not be finally determined until the end of the fund’s fiscal year;

•
Sector Risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector also may be subject to increased government scrutiny or adverse government regulatory action. Additionally, companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices;
•
Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers, and the fund can lose money if investments made with cash collateral decline in value. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

•
Small‑cap company risk arises because small‑cap companies involve greater risks than investing in large- capitalization companies. Small‑cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks;

•
Valuation risk arises because the securities held by the fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold; and

•
Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non‑value approach to investing or have a broader investment style.

Performance | Performance information for the fund is not provided because the fund had not commenced operations prior to the date of this Prospectus. Performance information will be available in the Prospectus after the fund has been in operation for one full calendar year. When available, performance for the fund can be accessed on the fund’s website at rjetfs.com. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadvisers | Chartwell Investment Partners, LLC (“Chartwell”) and Tidal Investments LLC serve as subadvisers to the fund.

rjetfs.com | 7

Carillon Exchange-Traded Funds
SUMMARY OF RJ CHARTWELL PREMIUM INCOME ETF | 5.1.2026

Portfolio Managers | Jeffrey D. Bilsky and Douglas W. Kugler, CFA®, of Chartwell, have served as Portfolio Managers of the fund since its inception in September 2025, and are primarily responsible for the day‑to‑day management of the fund.
Purchase and sale of fund shares | The fund is an exchange-traded fund. Individual fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the fund. Shares of the fund are listed for trading on NYSE Arca, Inc. (“Exchange”). Shares may be purchased and redeemed from the fund only in Creation Units of 25,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the fund. The price of an individual fund share is based on market prices, which may be different from its NAV. As a result, the fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (“bid”) and the lowest price a seller is willing to accept for shares of the fund (“ask”) when buying or selling shares in the secondary market (the “bid‑ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the fund through a broker-dealer.
Recent information regarding the fund, including its NAV, market price, premiums and discounts, and bid-ask spreads, are available on the fund’s website at rjetfs.com.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8 | rjetfs.com

Carillon Exchange-Traded Funds
SUMMARY OF RJ EAGLE MUNICIPAL INCOME ETF | 5.1.2026

Investment objective | The RJ Eagle Municipal Income ETF (“Municipal Income ETF” or the “fund”) seeks current income that is exempt from federal income taxes, with capital appreciation as a secondary investment objective.
Fees and expenses of the fund | The table that follows describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Municipal Income ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.40%

Distribution and Service (12b‑1) Fees (a)	0.00%

Other Expenses (b)	0.01%

Total Annual Fund Operating Expenses	0.41%
(a) Pursuant to a Distribution Plan, the fund may bear a Rule 12b‑1 fee not to exceed 0.25% per year of the fund’s average daily net assets. However, no such fee is currently paid by the fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
(b) Other Expenses are estimated for the current fiscal year.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement through May 1, 2027. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$42	$132
Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the period from the fund’s commencement of operations on October 1, 2025, through the fiscal year ended December 31, 2025, the fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal investment strategies | The fund is an actively managed exchange-traded fund. The fund invests, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in municipal securities that pay interest that is exempt from regular federal income tax. Municipal securities generally are issued by or on behalf of states and local governments and their agencies, authorities, and other instrumentalities. The fund may only invest in U.S. dollar-denominated securities. The fund will primarily invest in investment grade municipal securities, which are rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, are determined to be of comparable credit quality by Eagle Asset Management, Inc. (“Subadviser”). In the event that ratings services assign different ratings to the same security, the Subadviser generally will use the highest rating as the credit rating for that security. If an investment held by the fund is downgraded below investment grade, the Subadviser may sell the security or continue to hold the security. The fund may invest to a more limited extent in below-investment grade securities, commonly referred to as “high yield securities” or “junk bonds.” The fund also may invest in investment grade municipal securities issued or guaranteed by Puerto Rico or its agencies or instrumentalities. The types of municipal securities in which the fund may invest as a part of its principal investment strategies include general obligation bonds, revenue bonds, pre‑refunded bonds and private activity bonds. The fund also may invest in taxable fixed-income securities, such as U.S. Treasury securities.
The Subadviser seeks to invest in securities with the potential to provide attractive current yields or that are trading at competitive market prices. The Subadviser’s process combines the top‑down analysis of the overall economic and market environment, including factors such as government and U.S.
Federal Reserve policy, the outlook for interest rates and inflation, the global market, the domestic economy, and demographics (i.e., population gains or declines, or changes to the average age of a population), with a bottom‑up fundamental analysis of municipal issuers. The Subadviser selects securities based on a variety of factors, including credit quality, maturity, issuer diversification, and the relative expected after‑tax returns of municipal and taxable fixed-income securities (considering federal tax rates and without regard to state and local income taxes). The Subadviser also considers the tax implications of the fund’s trading activity, such as the realization of taxable gains, in making investment decisions for the fund. The fund seeks to maintain a duration

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SUMMARY OF RJ EAGLE MUNICIPAL INCOME ETF | 5.1.2026

within 2 years of the portfolio duration of the securities comprising the Bloomberg Municipal Bond Index (the “Index”). As of December 31, 2025, the Index’s duration was 6.65 years, which means that the fund would seek to maintain a duration within a range from approximately 4.65 – 8.65 years at that time. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The fund may also invest in variable and floating-rate municipal securities. The fund may invest 25% or more of its total assets in municipal securities that finance education, health care, housing transportation, utilities and other similar projects, or in industrial development bonds. Although the interest received from municipal securities is generally exempt from federal income tax, the fund may invest in municipal securities that pay interest that is subject to the federal alternative minimum tax for certain taxpayers. See the section of the Prospectus entitled “Dividends, Other Distributions and Taxes” for more details.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income. The fund may also hold cash in a money market deposit account at U.S. Bank, N.A., the fund’s custodian.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Interest rate risk is the risk that the value of investments, such as fixed-income securities, will move in the opposite direction to movements in interest rates. Generally, the value of investments with interest rate risk will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to a fund. It is difficult to accurately predict the pace at which interest rates might increase or decrease, or the timing, frequency, or magnitude of such changes. The effect of increasing interest rates is more pronounced for any inter mediate‑or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Interest rates may rise, perhaps significantly and/ or rapidly, potentially resulting in substantial losses to the fund due to, among other factors, a decline in the value of the fund’s fixed income securities, heightened volatility in the fixed income markets and the reduced liquidity of certain fixed income investments. Conversely, during periods of very low or negative interest rates, the fund may be unable to maintain positive returns or pay dividends to fund shareholders;

•	Credit risk arises if an issuer is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;
•
Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile. The fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars;

•
Cybersecurity and technology risk. The fund, its service providers, market makers, listing exchange, Authorized Participants, third-party fund distribution platforms and other market participants increasingly depend on complex information technology and communications systems, including artificial intelligence, which are subject to a number of different threats and risks that could adversely affect the fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the fund and its shareholders;

•	Exchange-traded funds, such as the fund, are subject to the following risks:
Authorized participants concentration risk. The fund has a limited number of financial institutions that may act as authorized participants (i.e., large institutions that have entered into agreements with the distributor of the fund’s shares and are authorized to transact in Creation Units (described below) with the fund) (“Authorized Participants”). Only an Authorized Participant may transact in Creation Units directly with the fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in securities or instruments that have lower trading volumes;
Cash transactions risk. Like other ETFs, the fund sells and redeems its shares primarily in large blocks called “Creation Units” and only to Authorized Participants. Unlike many other ETFs, however, the fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in‑kind securities. Thus, an investment in the fund may be less tax‑efficient than an investment in other ETFs as the fund may recognize a capital gain that it could have avoided by making redemptions in‑kind. As a result, the fund may pay out higher capital gains

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SUMMARY OF RJ EAGLE MUNICIPAL INCOME ETF | 5.1.2026

distributions than ETFs that redeem in‑kind. Further, paying redemption proceeds in cash rather than through in‑kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time;
Premium/discount risk. There may be times when the market price of the fund’s shares is more than its NAV (at a premium) or less than its NAV (at a discount). As a result, shareholders of the fund may pay more than NAV when purchasing shares and receive less than NAV when selling fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell fund shares may be executed at prices well below NAV;
Secondary market trading risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid‑ask spread, which is the difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). The bid‑ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Due to the fund’s active trading strategy, it may be more difficult for market participants making a market in the fund’s shares to hedge their exposure to fund shares, which may lead to wider bid‑ask spreads. Trading in fund shares may be halted by the Exchange (as defined below) because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the fund. In addition, although the fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the fund’s shares will continue to be listed;
•
High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility, especially when the economy is weak or expected to become weak. Investments in high-yield securities (commonly referred to as “junk bonds”) are inherently speculative and carry a greater risk that the issuer will default on the timely payment of principal and interest. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity. High yield securities carry greater levels of call risk, credit risk and liquidity risk;

•
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund’s assets and distributions may decline;

•
Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•
Large shareholder risk is the risk that certain large shareholders, including the investment adviser, a subadviser or an affiliate of either, other funds or accounts advised by the investment adviser or a subadviser or an affiliate of either, or Authorized Participants, may from time to time own a substantial amount of the fund’s shares. In addition, a third party investor, the investment adviser or a subadviser, an Authorized Participant, a lead market maker, or another entity may invest in the fund and hold its investment for a limited time solely to facilitate the commencement of the fund’s operations or the fund’s achieving a specified size or scale. There is no requirement that these shareholders maintain their investment in the fund, and there can be no assurance that any large shareholder would not redeem its investment, that the size of the fund would be maintained at such levels or that the fund would continue to meet applicable listing requirements. There is a risk that such large shareholders or that the fund’s shareholders generally may redeem all or a substantial portion of their investments in the fund in a short period of time, which could have a significant negative impact on the fund’s NAV, liquidity, brokerage costs, and expenses. Large redemptions could also result in tax consequences to shareholders and impact the fund’s ability to implement its investment strategy, and there is no guarantee that the fund could maintain sufficient assets to continue operations, in which case the fund may be liquidated. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

In addition, the fund may be a constituent of one or more adviser asset allocation models. Being a component of such a model may greatly affect the trading activity of the fund, the size of the fund, and the market volatility of the fund’s shares. Inclusion in a model could increase demand for the fund and removal from a model could result in outsized selling activity in a relatively short period of time. As a result, the fund’s NAV could be negatively impacted, and the fund’s market price may be below the fund’s NAV during certain periods. In addition, model rebalances may potentially result in increased trading activity.
•
Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the fund’s subadviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and

rjetfs.com | 11

Carillon Exchange-Traded Funds
SUMMARY OF RJ EAGLE MUNICIPAL INCOME ETF | 5.1.2026

instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.
Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade and security agreements, risks associated with trade and security agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may change foreign demand for U.S. assets in ways that cannot be foreseen, which could have a negative impact on certain issuers and/or industries.
The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and any sanctions and the repercussions of such events cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of such regulations is not currently known and certain changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that such regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.

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Carillon Exchange-Traded Funds
SUMMARY OF RJ EAGLE MUNICIPAL INCOME ETF | 5.1.2026

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;
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Municipal securities risk is the possibility that a municipal security’s value, interest payments or repayment of principal could be affected by economic, legislative or political changes. Municipal securities are also subject to potential volatility in the municipal market and the fund’s share price, yield and total return may fluctuate in response to municipal security market movements. In addition, the fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal security market. If the fund invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing transportation, utilities and other similar projects, or in industrial development bonds), it may be more sensitive to adverse economic, business or political developments or conditions affecting those industries. These developments or conditions may include, among other things, legislative developments involving the financing of projects, judicial decisions regarding the validity of the projects or the means of financing such projects, changes to state or federal regulation related to specific types of projects, shortages or price increases of materials needed for the project or a declining need for the project. In addition, the fund’s investments in municipal securities are subject to the following risks:

General obligation bonds risk. A general obligation bond is secured by the full faith, credit and taxing power of the issuing municipality, not revenues from a specific project or source. Consequently, timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. A municipality in which the fund invests may experience significant financial difficulties, including bankruptcy or default, which may negatively impact the fund.
Pre‑refunded bonds risk. Pre‑refunded bonds are bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre‑refunded bonds commonly referred to as “escrowed‑to‑maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre‑refunded bonds is secured by securities held in a designated escrow account where such securities are obligations of the U.S. Treasury, U.S. government agencies or instrumentalities and/or other high-quality bonds. The securities held in the escrow account are pledged to pay the principal and interest of the pre‑refunded bond but do not guarantee the price of the pre‑refunded bond, and therefore, these bonds entail a risk of loss. Investment in pre‑refunded municipal securities may subject the fund to credit risk, interest rate risk, liquidity risk, and market risk.
Private activity bonds risk. The issuers of private activity bonds in which the fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or a project itself. The fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax. See the section of the Prospectus entitled “Dividends, Other Distributions and Taxes” for more details.
Puerto Rico municipal securities risk is the risk that the fund may be affected by certain developments, such as political, economic, environmental, social, regulatory or debt restructuring developments, that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal. In recent years, Puerto Rico has experienced persistent budget deficits, a recession, and related economic, fiscal and financial challenges, a high unemployment rate, a severe natural disaster, and significant underfunded pension liabilities, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal securities. Certain issuers of Puerto Rico municipal securities have experienced significant financial difficulties and the continuation or reoccurrence of these difficulties may impair their ability to pay principal or interest on their obligations.
Revenue obligations risk. Payments of interest and principal on revenue obligations are made only from the revenues generated by a particular facility or class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment;
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New adviser risk. The adviser and subadviser have each only recently begun serving as an investment adviser to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the adviser or the subadviser, and the adviser and subadviser may not achieve the intended result in managing the fund;

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New fund risk is the risk that the current performance of a new fund may not represent how such fund is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a new fund. New funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and they achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp up” period and also may be more volatile. As a new ETF, the fund may experience low trading volume and wide bid‑ask spreads;

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Prepayment and extension risk. Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, might not be prepaid as expected. Due to a decline in interest rates or excess cash flow into the issuer, a debt security may be called or otherwise converted, prepaid or redeemed before maturity. If this occurs, no additional interest will be paid on the investment. The fund may have to reinvest the proceeds in another investment at a lower rate, may not benefit from an increase in value that may result from declining interest rate s, and may lose any premium it paid to acquire the

rjetfs.com | 13

Carillon Exchange-Traded Funds
SUMMARY OF RJ EAGLE MUNICIPAL INCOME ETF | 5.1.2026

security, any of which could result in a reduced yield to the fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in its price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the fund for investment would be reduced. Extensions of obligations could cause the fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest, which could hurt the fund’s performance;
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Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers and the fund can lose money if investments made with cash collateral decline in value. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

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Tax and political risk. There is no guarantee that the fund’s income will be exempt from U.S. federal income taxes and the federal alternative minimum tax. The Subadviser relies on prospectus disclosure of the tax opinion from the bond issuer’s counsel. None of the investment adviser, the Subadviser or the fund guarantees that these opinions are correct, and there is no assurance that the U.S. Internal Revenue Service (“IRS”) will agree with the bond issuer’s counsel’s tax opinion. Interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the security could decline significantly in value. The interest on any U.S. Treasury securities or other cash equivalents held by the fund may be subject to federal, state and local income taxation and the federal Medicare contribution tax. A significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal security prices to fall. The demand for municipal securities is strongly influenced by the value of tax‑exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal securities;

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U.S. Treasury obligations risk is the risk that the market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the market value of the fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown or potential default on the national debt, may also cause investors to lose confidence in the U.S. Government and may cause the market value of U. S. Treasury obligations to decline;

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Valuation risk arises because the securities held by the fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold; and

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Variable and floating rate securities risk. The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. As short-term interest rates decline, the coupons on variable and floating-rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating-rate securities typically increase. Changes in the coupons of variable and floating-rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating-rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Certain types of variable and floating rate instruments may be subject to greater liquidity risk than other debt securities.

Performance | Performance information for the fund is not provided because the fund had not completed a full calendar year of operations prior to the date of this Prospectus. Performance information will be available in the Prospectus after the fund has been in operation for one full calendar year. Updated performance for the fund can be accessed on the fund’s website at rjetfs.com. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | Eagle Asset Management, Inc. (“Eagle”) serves as the subadviser to the fund.
Portfolio Managers | James Camp, CFA®, and Burt Mulford, CFA®, of Eagle, have served as Portfolio Managers of the fund since its inception in September 2025, and Eric Kreiger, CFA®, of Eagle, has served as Portfolio Manager of the fund since May 2026. Messrs. Camp, Mulford and Kreiger are jointly and primarily responsible for the day-to-day management of the fund.
Purchase and sale of fund shares | The fund is an exchange-traded fund. Individual fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the fund. Shares of the fund are listed for trading on NYSE Arca, Inc. (“Exchange”). Shares may be purchased and redeemed from the fund only in Creation Units of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the fund. The price of an individual fund share is based on market prices, which may be different from its NAV. As a result, the fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (“bid”) and the lowest

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Carillon Exchange-Traded Funds
SUMMARY OF RJ EAGLE MUNICIPAL INCOME ETF | 5.1.2026

price a seller is willing to accept for shares of the fund (“ask”) when buying or selling shares in the secondary market (the “bid‑ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the fund through a broker-dealer.
Recent information regarding the fund, including its NAV, market price, premiums and discounts, and bid‑ask spreads, are available on the fund’s website at rjetfs.com.
Tax information | The fund intends to distribute tax‑exempt income. The fund intends to meet certain federal tax requirements so that distributions of the tax‑exempt interest it earns may be treated as exempt-interest dividends. A portion of the fund’s distributions may, however, be subject to federal income tax.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

rjetfs.com | 15

Carillon Exchange-Traded Funds
SUMMARY OF RJ EAGLE VERTICAL INCOME ETF | 5.1.2026

Investment objective | The RJ Eagle Vertical Income ETF (“Vertical Income ETF” or the “fund”) seeks current income, with long-term capital appreciation as a secondary investment objective.
Fees and expenses of the fund | The table that follows describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Vertical Income ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.50%

Distribution and Service (12b‑1) Fees (a)	0.00%

Other Expenses (b)	0.01%

Total Annual Fund Operating Expenses	0.51%
(a) Pursuant to a Distribution Plan, the fund may bear a Rule 12b‑1 fee not to exceed 0.25% per year of the fund’s average daily net assets. However, no such fee is currently paid by the fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
(b) Other Expenses are estimated for the current fiscal year.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement through May 1, 2027. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$52	$164
Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the period from the fund’s commencement of operations on October 1, 2025, through the fiscal year ended December 31, 2025, the fund’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal investment strategies | The fund is an actively managed exchange-traded fund. The fund aims to maximize an investor’s yield potential by utilizing a capital-structure agnostic approach that provides flexibility to invest in any level of a company’s vertical capital structure, including a company’s bonds, preferred stock and common stock. The fund primarily invests in investment-grade corporate bonds issued by companies included in the Bloomberg US Corporate Index. However, the fund will opportunistically invest in a company’s common stock and preferred securities, rather than its debt securities, if Eagle Asset Management, Inc. (the “Subadviser”) determines that the common stock or preferred securities may provide greater risk-adjusted income potential.
The Subadviser begins its portfolio construction with a top‑down consideration of the macroeconomic environment. Thereafter, the Subadviser performs a bottom‑up analysis of the credit quality of potential investments, including their operating stability and growth prospects, and considers the optimal sector allocation and diversification for the fund. In performing this analysis, the Subadviser utilizes a quantitative screen and a risk management overlay to determine the risk-adjusted relative yield potential of different parts of an issuer’s capital structure. The Subadviser generally will invest in the highest yielding securities — bonds, common stocks, preferred securities — in a company’s capital structure, consistent with the Subadviser’s risk management considerations. The Subadviser believes that, rather than being beholden to a particular asset class or style box, the capital structure-agnostic investment approach may provide the fund with an optimal mix of securities to provide high levels of income.
Although the Subadviser does not target a specific allocation, the Subadviser expects the fund’s portfolio generally to be comprised at least 50% of corporate bonds, with no more than 30% of the portfolio allocated to either common stock or preferred securities. The preferred securities in which the fund may invest may include convertible preferred securities, and the fund may invest corporate bonds and preferred securities with fixed or variable (i.e., floating) interest rates. The fund typically will invest in approximately 50‑100 large-capitalization companies, including real estate investment trusts (“REITs”), and to a lesser extent in mid‑ and small-capitalization companies. The Subadviser considers large-capitalization companies to be companies that, at the time of initial purchase, have capitalizations within the range of the S&P 500 Index (which was approximately $4.23 billion to $4.92 trillion as of December 31, 2025). The

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Carillon Exchange-Traded Funds
SUMMARY OF RJ EAGLE VERTICAL INCOME ETF | 5.1.2026

fund is not required to sell common stock when market values appreciate or depreciate outside the fund’s market capitalization range. The fund invests primarily in investment grade fixed-income securities but may also invest to a more limited extent in below-investment grade fixed-income securities, also known as high yield securities or “junk bonds.” If an investment held by the fund is downgraded below investment grade, the fund may either sell or may continue to hold the security. Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB‑ or higher by Standard & Poor’s Financial Services LLC (“S&P®”). The Subadviser also may purchase corporate bonds and preferred securities in private transactions that qualify under Rule 144A of the Securities Act of 1933 (the “1933 Act”). Additionally, the Subadviser may purchase securities that are not registered under the 1933 Act including Section 4(a)(2) securities and Rule 144A securities, which are subject to restrictions on resale. The Subadviser typically does not emphasize investment in any particular investment sector or industry. The fund’s sell discipline leads the team to consider selling a security if: there is a change in interest rate outlook and/or economic environment that requires re‑positioning the portfolio; a deterioration in underlying credit conditions or fundamental equity market conditions; or, if the fund identifies another issuer, sector, or security that is relatively more attractive.
The fund may also invest in real estate investment trusts (“REITs”). The fund also may hold some cash, U.S. Treasury securities, money market funds, exchange-traded funds, or other high-quality investments for cash management purposes, and may also hold cash in a money market deposit account at U.S. Bank, N.A., the fund’s custodian. The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Interest rate risk is the risk that the value of investments, such as fixed-income securities or income-oriented equity securities that pay dividends, will move in the opposite direction to movements in interest rates. Generally, the value of investments with interest rate risk will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to a fund. It is difficult to accurately predict the pace at which interest rates might increase or decrease, or the timing, frequency, or magnitude of such changes. The effect of increasing interest rates is more pronounced for any intermediate‑or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Interest rates may rise, perhaps significantly and/ or rapidly, potentially resulting in substantial losses to the fund due to, among other factors, a decline in the value of the fund’s fixed income securities, reduction in companies’ profitability and their ability to pay dividends, heightened volatility in the fixed income markets and the reduced liquidity of certain fixed income investments. Conversely, during periods of very low or negative interest rates, the fund may be unable to maintain positive returns or pay dividends to fund shareholders;

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Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

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Carillon Exchange-Traded Funds
SUMMARY OF RJ EAGLE VERTICAL INCOME ETF | 5.1.2026

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade and security agreements, risks associated with trade and security agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may change foreign demand for U.S. assets in ways that cannot be foreseen, which could have a negative impact on certain issuers and/or industries.
The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and any sanctions and the repercussions of such events cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of such regulations is not currently known and certain changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that such regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;
•	Asset class risk. Securities and other assets in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market, or other asset classes;
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Callable securities risk arises from the fact that the fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that

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Carillon Exchange-Traded Funds
SUMMARY OF RJ EAGLE VERTICAL INCOME ETF | 5.1.2026

are paying higher coupon rates than prevailing interest rates. In the event of a call, the fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates;
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Counterparty risk is the risk that a party or participant to a transaction, such as a broker or a derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the fund;

•	Credit risk arises if an issuer is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;
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Cybersecurity and technology risk. The fund, its service providers, market makers, listing exchange, Authorized Participants, third-party fund distribution platforms and other market participants increasingly depend on complex information technology and communications systems, including artificial intelligence, which are subject to a number of different threats and risks that could adversely affect the fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the fund and its shareholders;

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Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
Convertible securities. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally , a convertible security is subject to the market risks of stocks when the price of the underlying stock is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price;
Dividend-paying stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market;
Preferred securities. Preferred securities, including convertible preferred securities, are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred securities may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limit ed. Distributions on preferred securities that are not income-paying preferred securities generally are payable at the discretion of an issuer and after required payments to bond holders. Preferred securities may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations;
REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs may not be diversified geographically or by property or tenant type. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;
•	Exchange-traded funds, such as the fund, are subject to the following risks:
Authorized participants concentration risk. The fund has a limited number of financial institutions that may act as authorized participants (i.e., large institutions that have entered into agreements with the distributor of the fund’s shares and are authorized to transact in Creation Units (described below) with the fund) (“Authorized Participants”). Only an Authorized Participant may transact in Creation Units directly with the fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in securities or instruments that have lower trading volumes;
Cash transactions risk. Like other ETFs, the fund sells and redeems its shares primarily in large blocks called “Creation Units” and only to Authorized Participants. Unlike many other ETFs, however, the fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in‑kind securities. Thus, an investment in the fund may be less tax‑efficient than an investment in other ETFs as the fund may recognize a capital gain that it could have avoided by making redemptions in‑kind. As a result, the fund may pay out higher capital gains distributions than ETFs that redeem in‑kind. Further, paying redemption proceeds in cash rather than through in‑kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time;
Premium/discount risk. There may be times when the market price of the fund’s shares is more than its NAV (at a premium) or less than its NAV (at a discount). As a result, shareholders of the fund may pay more than NAV when purchasing shares and receive less than NAV when selling fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell fund shares may be executed at prices well below NAV;
Secondary market trading risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such

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investors may incur the cost of the “spread” also known as the bid‑ask spread, which is the difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). The bid‑ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Due to the fund’s active trading strategy, it may be more difficult for market participants making a market in the fund’s shares to hedge their exposure to fund shares, which may lead to wider bid‑ask spreads. Trading in fund shares may be halted by the Exchange (as defined below) because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the fund. In addition, although the fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the fund’s shares will continue to be listed;
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High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility, especially when the economy is weak or expected to become weak. Investments in high-yield securities (commonly referred to as “junk bonds”) are inherently speculative and carry a greater risk that the issuer will default on the timely payment of principal and interest. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity. High yield securities carry greater levels of call risk, credit risk and liquidity risk;

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Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund’s assets and distributions may decline;

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Investing in other investment companies, including money market funds and ETFs carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

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Large cap company risk arises because large‑cap companies may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies;

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Large shareholder risk is the risk that certain large shareholders, including the investment adviser, a subadviser or an affiliate of either, other funds or accounts advised by the investment adviser or a subadviser or an affiliate of either, or Authorized Participants, may from time to time own a substantial amount of the fund’s shares. In addition, a third party investor, the investment adviser or a subadviser, an Authorized Participant, a lead market maker, or another entity may invest in the fund and hold its investment for a limited time solely to facilitate the commencement of the fund’s operations or the fund’s achieving a specified size or scale. There is no requirement that these shareholders maintain their investment in the fund, and there can be no assurance that any large shareholder would not redeem its investment, that the size of the fund would be maintained at such levels or that the fund would continue to meet applicable listing requirements. There is a risk that such large shareholders or that the fund’s shareholders generally may redeem all or a substantial portion of their investments in the fund in a short period of time, which could have a significant negative impact on the fund’s NAV, liquidity, brokerage costs, and expenses. Large redemptions could also result in tax consequences to shareholders and impact the fund’s ability to implement its investment strategy, and there is no guarantee that the fund could maintain sufficient assets to continue operations, in which case the fund may be liquidated. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

In addition, the fund may be a constituent of one or more adviser asset allocation models. Being a component of such a model may greatly affect the trading activity of the fund, the size of the fund, and the market volatility of the fund’s shares. Inclusion in a model could increase demand for the fund and removal from a model could result in outsized selling activity in a relatively short period of time. As a result, the fund’s NAV could be negatively impacted, and the fund’s market price may be below the fund’s NAV during certain periods. In addition, model rebalances may potentially result in increased trading activity.
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Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile. The fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars;

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Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the fund’s subadviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

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Mid‑cap company risk arises because mid‑cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the fund to buy and sell securities of mid‑capitalization companies;

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New adviser risk. The adviser and subadviser have each only recently begun serving as an investment adviser to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the adviser or the subadviser, and the adviser and subadviser may not achieve the intended result in managing the fund;

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New fund risk is the risk that the current performance of a new fund may not represent how such fund is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a new fund. New funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and they achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp up” period and also may be more volatile. As a new ETF, the fund may experience low trading volume and wide bid‑ask spreads;

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Prepayment and extension risk. Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, might not be prepaid as expected. Due to a decline in interest rates or excess cash flow into the issuer, a debt security may be called or otherwise converted, prepaid or redeemed before maturity. If this occurs, no additional interest will be paid on the investment. The fund may have to reinvest the proceeds in another investment at a lower rate, may not benefit from an increase in value that may result from declining interest rate s, and may lose any premium it paid to acquire the security, any of which could result in a reduced yield to the fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in its price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the fund for investment would be reduced. Extensions of obligations could cause the fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest, which could hurt the fund’s performance;

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Quantitative strategy risk is the risk that the success of the fund’s investment strategy may depend in part on the effectiveness of the subadviser’s quantitative tools for screening securities. These strategies may incorporate factors that may not be predictive of a security’s value. The subadviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. The increased use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks;

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Restricted securities risk is the risk that securities not registered in the U.S. under the 1933 Act, or in non‑U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They also may be more difficult to purchase or sell at an advantageous time or price. The fund may not be able to sell a restricted security when the subadviser considers it desirable to do so and/or may have to sell the security at a lower price than the fund believes is its fair market value. In addition, transaction costs may be higher and the fund may receive only limited information regarding the issuer of a restricted security. The fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration;

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Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers, and the fund can lose money if investments made with cash collateral decline in value. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

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Small‑cap company risk arises because small‑cap companies involve greater risks than investing in large- capitalization companies. Small‑cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks;

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U.S. Treasury obligations risk is the risk that the market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the market value of the fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown or potential default on the national debt, may also cause investors to lose confidence in the U.S. Government and may cause the market value of U. S. Treasury obligations to decline;

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Valuation risk arises because the securities held by the fund may be priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold; and

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Variable and floating rate securities risk. The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. As short-term interest rates decline, the coupons on variable and floating-rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating-rate securities typically increase. Changes in the coupons of variable and floating-rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating-rate securities may decline if their coupons do not rise as much, or as quickly, as interest

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rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Certain types of variable and floating rate instruments may be subject to greater liquidity risk than other debt securities.
Performance | Performance information for the fund is not provided because the fund had not completed a full calendar year of operations prior to the date of this Prospectus. Performance information will be available in the Prospectus after the fund has been in operation for one full calendar year. Updated performance for the fund can be accessed on the fund’s website at rjetfs.com. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadviser | Eagle Asset Management, Inc. (“Eagle”) serves as the subadviser to the fund.
Portfolio Managers | James Camp, CFA®, Brad Erwin, CFA®, and John Lagowski, CFA®, of Eagle, have served as Portfolio Managers of the fund since its inception in September 2025, and are primarily responsible for the day‑to‑day management of the fund.
Purchase and sale of fund shares | The fund is an exchange-traded fund. Individual fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the fund. Shares of the fund are listed for trading on NYSE Arca, Inc. (“Exchange”). Shares may be purchased and redeemed from the fund only in Creation Units of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the fund. The price of an individual fund share is based on market prices, which may be different from its NAV. As a result, the fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (“bid”) and the lowest price a seller is willing to accept for shares of the fund (“ask”) when buying or selling shares in the secondary market (the “bid‑ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the fund through a broker-dealer.
Recent information regarding the fund, including its NAV, market price, premiums and discounts, and bid‑ask spreads, are available on the fund’s website at rjetfs.com.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY OF RJ EAGLE GCM DIVIDEND SELECT INCOME ETF | 5.1.2026

Investment objective | The RJ Eagle GCM Dividend Select Income ETF (“Dividend Select Income ETF” or the “fund”) seeks current income and capital appreciation.
Fees and expenses of the fund | The table that follows describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Dividend Select Income ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual fund operating expenses (expenses that you pay each years as a percentage of the value of your investment):

Management Fees	0.50%

Distribution and Service (12b‑1) Fees (a)	0.00%

Other Expenses (b)	0.01%

Acquired Funds Fees and Expenses (b)	0.12%

Total Annual Fund Operating Expenses	0.63%

Fee Waiver and/or Expenses Reimbursement (c)	0.00%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.63%
(a) Pursuant to a Distribution Plan, the fund may bear a Rule 12b‑1 fee not to exceed 0.25% per year of the fund’s average daily net assets. However, no such fee is currently paid by the fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
(b) Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year. Acquired Fund Fees and Expenses (“AFFEs”) are fees and expenses incurred indirectly by the fund as a result of investments in other investment companies. AFFEs are not borne directly by the Fund. As a result, they are not reflected in the expense information in the Fund’s financial statements, and the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the fund’s Financial Highlights table, which reflects the ongoing expenses of the fund and does not include AFFEs. This disclosure is designed to provide investors with a better understanding of the actual costs of investing in a fund that invests in other funds.
(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses exceed 0.51% through May 1, 2027. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement through May 1, 2027. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$64	$202
Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the period from the fund’s commencement of operations on October 1, 2025, through the fiscal year ended December 31, 2025, the fund’s portfolio turnover rate was 1% of the average value of its portfolio.
Principal investment strategies | The fund is an actively managed exchange-traded fund that seeks to achieve, over a full market cycle: (1) a dividend yield that exceeds the S&P 500 Index (the “Index”) and the rate of inflation; (2) dividend growth that outpaces inflation; and (3) volatility equal to or below the Index. The fund’s strategy focuses on selecting high-quality, dividend-paying companies and complementing them with higher-yielding securities to achieve the fund’s primary income goal.
Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in dividend-paying common stocks. The fund primarily invests in approximately 25‑40 common stocks of large-capitalization U.S. and foreign companies, but also may invest in mid‑ or small-capitalization companies. The fund’s equity securities may include common stocks, depositary receipts and securities of foreign companies traded on U.S. exchanges, and may have growth and/or value characteristics. The core of the fund’s portfolio consists of high-quality large‑cap companies known for their consistent, sustainable dividend growth. These companies are typically industry leaders with strong financial health and growing earnings.

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To enhance the portfolio’s yield, the fund also will invest in companies of any market capitalization with higher dividend yields, which may not meet the above criteria. These companies may include: (i) out‑of‑favor companies (i.e., companies that may be experiencing reduced popularity or declining investor interest), (ii) Master Limited Partnerships (“MLPs”), (iii) YieldCos (which own and operate income-generating assets and are designed to produce predictable cash flows), (iv) Business Development Companies (“BDCs”) and (v) real estate investment trusts (“REITs”). The fund’s investments may include exchange-traded funds that invest in MLPs. Investments in MLPs (or exchange-traded funds that invest in MLPs), and YieldCos will generally be limited to no more than 20% of the portfolio.
The fund may hold some cash, money market funds, exchange-traded funds, or other high-quality investments for cash management purposes, and may also hold cash in a money market deposit account at U.S. Bank, N.A., the fund’s custodian. Although the subadviser typically does not emphasize investment in any particular investment sector or industry, at times, the fund may invest a significant portion of its assets in the securities of companies in the information technology sector. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to the information technology sector may be lower at a future date, and the fund’s exposure to other market sectors may be higher. The fund may lend its securities to broker-dealers and other financial institutions to earn additional income. The fund is non‑diversified, which means that it is not limited to a percentage of assets that it may invest in any one issuer.
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
Depositary receipts. Investing in depositary receipts entails many of the same risks as direct investment in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility;
Dividend-paying stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market;
REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs may not be diversified geographically or by property or tenant type. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;
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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general

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SUMMARY OF RJ EAGLE GCM DIVIDEND SELECT INCOME ETF | 5.1.2026

downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.
Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade and security agreements, risks associated with trade and security agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may change foreign demand for U.S. assets in ways that cannot be foreseen, which could have a negative impact on certain issuers and/or industries.
The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Tensions, war, or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and any sanctions and the repercussions of such events cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of such regulations is not currently known and certain changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that such regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;

rjetfs.com | 25

Carillon Exchange-Traded Funds
SUMMARY OF RJ EAGLE GCM DIVIDEND SELECT INCOME ETF | 5.1.2026

•	Exchange-traded funds, such as the fund, are subject to the following risks:
Authorized participants concentration risk. The fund has a limited number of financial institutions that may act as authorized participants (i.e., large institutions that have entered into agreements with the distributor of the fund’s shares and are authorized to transact in Creation Units (described below) with the fund) (“Authorized Participants”). Only an Authorized Participant may transact in Creation Units directly with the fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in securities or instruments that have lower trading volumes;
Cash transactions risk. Like other ETFs, the fund sells and redeems its shares primarily in large blocks called “Creation Units” and only to Authorized Participants. Unlike many other ETFs, however, the fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in‑kind securities. Thus, an investment in the fund may be less tax‑efficient than an investment in other ETFs as the fund may recognize a capital gain that it could have avoided by making redemptions in‑kind. As a result, the fund may pay out higher capital gains distributions than ETFs that redeem in‑kind. Further, paying redemption proceeds in cash rather than through in‑kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time;
Premium/discount risk. There may be times when the market price of the fund’s shares is more than its NAV (at a premium) or less than its NAV (at a discount). As a result, shareholders of the fund may pay more than NAV when purchasing shares and receive less than NAV when selling fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell fund shares may be executed at prices well below NAV;
Secondary market trading risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid‑ask spread, which is the difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). The bid‑ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Due to the fund’s active trading strategy, it may be more difficult for market participants making a market in the fund’s shares to hedge their exposure to fund shares, which may lead to wider bid‑ask spreads. Trading in fund shares may be halted by the Exchange (as defined below) because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the fund. In addition, although the fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the fund’s shares will continue to be listed;
•
Cybersecurity and technology risk. The fund, its service providers, market makers, listing exchange, Authorized Participants, third-party fund distribution platforms and other market participants increasingly depend on complex information technology and communications systems, including artificial intelligence, which are subject to a number of different threats and risks that could adversely affect the fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the fund and its shareholders;

•
Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

•
Growth stock risk is the risk of a growth company not providing an expected sales or earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

•
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund’s assets and distributions may decline;

•
Investing in other investment companies, including money market funds, ETFs and BDCs carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

26 | rjetfs.com

Carillon Exchange-Traded Funds
SUMMARY OF RJ EAGLE GCM DIVIDEND SELECT INCOME ETF | 5.1.2026

The fund’s investments in business development companies (“BDCs”) may be subject to certain additional risks, including competition for limited investment opportunities, the liquidity of a BDC’s investments, uncertainty as to the value of a BDC’s investments, risks associated with access to capital and leverage, and reliance on the management of a BDC.
BDCs generally invest in smaller, less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. While the BDCs in which the fund invests are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate dividend income. A BDC’s fees may include performance-based or incentive fees, which may be high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period.
The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive;
•
Large cap company risk arises because large‑cap companies may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies;

•
Large shareholder risk is the risk that certain large shareholders, including the investment adviser, a subadviser or an affiliate of either, other funds or accounts advised by the investment adviser or a subadviser or an affiliate of either, or Authorized Participants, may from time to time own a substantial amount of the fund’s shares. In addition, a third party investor, the investment adviser or a subadviser, an Authorized Participant, a lead market maker, or another entity may invest in the fund and hold its investment for a limited time solely to facilitate the commencement of the fund’s operations or the fund’s achieving a specified size or scale. There is no requirement that these shareholders maintain their investment in the fund, and there can be no assurance that any large shareholder would not redeem its investment, that the size of the fund would be maintained at such levels or that the fund would continue to meet applicable listing requirements. There is a risk that such large shareholders or that the fund’s shareholders generally may redeem all or a substantial portion of their investments in the fund in a short period of time, which could have a significant negative impact on the fund’s NAV, liquidity, brokerage costs, and expenses. Large redemptions could also result in tax consequences to shareholders and impact the fund’s ability to implement its investment strategy, and there is no guarantee that the fund could maintain sufficient assets to continue operations, in which case the fund may be liquidated. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

In addition, the fund may be a constituent of one or more adviser asset allocation models. Being a component of such a model may greatly affect the trading activity of the fund, the size of the fund, and the market volatility of the fund’s shares. Inclusion in a model could increase demand for the fund and removal from a model could result in outsized selling activity in a relatively short period of time. As a result, the fund’s NAV could be negatively impacted, and the fund’s market price may be below the fund’s NAV during certain periods. In addition, model rebalances may potentially result in increased trading activity.
•
Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile. The fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars;

•
Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the fund’s subadviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

•
Master limited partnership risk involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to change their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, they may be difficult to value, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by a fund on a subsequent sale of the securities. Holders of units in MLPs have more limited rights to vote on matters affecting the partnership and may be required to sell their common units at an undesirable time or price. The fund’s investments in MLPs may be limited in order for the fund to meet the requirements necessary to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”);

•
Mid‑cap company risk arises because mid‑cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies. Stocks of these companies often trade less frequently and in

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Carillon Exchange-Traded Funds
SUMMARY OF RJ EAGLE GCM DIVIDEND SELECT INCOME ETF | 5.1.2026

limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the fund to buy and sell securities of mid‑capitalization companies;
•
New adviser risk. The adviser and subadviser have each only recently begun serving as an investment adviser to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the adviser or the subadviser, and the adviser and subadviser may not achieve the intended result in managing the fund;

•
New fund risk is the risk that the current performance of a new fund may not represent how such fund is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a new fund. New funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and they achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp up” period and also may be more volatile . As a new ETF, the fund may experience low trading volume and wide bid‑ask spreads;

•
Non‑diversification risk. The fund is non‑diversified, which means it may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers;

•
Sector Risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector also may be subject to increased government scrutiny or adverse government regulatory action. Additionally, companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices;
•
Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers, and the fund can lose money if investments made with cash collateral decline in value. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

•
Small‑cap company risk arises because small‑cap companies involve greater risks than investing in large- capitalization companies. Small‑cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks;

•
Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non‑value approach to investing or have a broader investment style; and

•
YieldCo risk. Investments in securities of YieldCos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the YieldCo and the company responsible for the formation of the YieldCo (the “YieldCo Sponsor”). YieldCos typically remain dependent on the management and administration services provided by or under the direction of the YieldCo Sponsor and on the ability of the YieldCo Sponsor to identify and present the YieldCo with acquisition opportunities, which may often be assets of the YieldCo Sponsor itself. YieldCo Sponsors may have interests that conflict with the interests of the YieldCo, and may retain control of the YieldCo via classes of stock held by the YieldCo Sponsor. YieldCo securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards YieldCos or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of YieldCos, generally measured in terms of distributable cash flow). Any event that limits the YieldCo’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the YieldCo’s share price. YieldCos may finance their growth strategy with debt, which may increase a YieldCo’s leverage and the risks associated with the YieldCo. The ability of a YieldCo to maintain or grow its dividend distributions may depend on the entity’s ability to minimize its tax liabilities through the use of accelerated depreciation schedules, tax loss carryforwards, and tax incentives. Changes to the Internal Revenue Code could result in greater tax liabilities, which would reduce the YieldCo’s distributable cash flow.

28 | rjetfs.com

Carillon Exchange-Traded Funds
SUMMARY OF RJ EAGLE GCM DIVIDEND SELECT INCOME ETF | 5.1.2026

Performance | Performance information for the fund is not provided because the fund had not completed a full calendar year of operations prior to the date of this Prospectus. Performance information will be available in the Prospectus after the fund has been in operation for one full calendar year. Updated performance for the fund can be accessed on the fund’s website at rjetfs.com. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

rjetfs.com | 29

Carillon Exchange-Traded Funds
SUMMARY OF RJ EAGLE GCM DIVIDEND SELECT INCOME ETF | 5.1.2026

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Subadvisers | Eagle Asset Management, Inc. and Tidal Investments LLC serve as subadvisers to the fund.
Portfolio Managers | Michael Gibbs, Richard Sewell, CFA®, and Joey Madere, CFA®, of Eagle, have served as Portfolio Managers of the fund since its inception in September 2025, and are primarily responsible for the day‑to‑day management of the fund.
Purchase and sale of fund shares | The fund is an exchange-traded fund. Individual fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the fund. Shares of the fund are listed for trading on NYSE Arca, Inc. (“Exchange”). Shares may be purchased and redeemed from the fund only in Creation Units of 25,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the fund. The price of an individual fund share is based on market prices, which may be different from its NAV. As a result, the fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (“bid”) and the lowest price a seller is willing to accept for shares of the fund (“ask”) when buying or selling shares in the secondary market (the “bid‑ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the fund through a broker-dealer.
Recent information regarding the fund, including its NAV, market price, premiums and discounts, and bid‑ask spreads, are available on the fund’s website at rjetfs.com.
Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

30 | rjetfs.com

Carillon Exchange-Traded Funds
PROSPECTUS | 5.1.2026

Additional Information About the Funds
Each fund’s investment objective is non‑fundamental and may be changed by its Board of Trustees without shareholder approval.
The RJ Eagle Municipal Income ETF and RJ Eagle GCM Dividend Select Income ETF each have adopted a non‑fundamental policy to invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the type of investments described in its name, as discussed in the “Principal investment strategies” section of each fund’s Summary. If a fund changes its 80% investment policy, a written notice will be sent to shareholders at least 60 days in advance of the change and this Prospectus will be supplemented.
As a temporary defensive measure because of market, economic or other conditions, each fund may invest up to 100% of its assets in high-quality, short- term debt instruments or may take positions that are inconsistent with its principal investment strategies. Each fund may also invest its assets in cash, cash equivalent securities, repurchase agreements or money market instruments as a temporary defensive measure. To the extent that a fund takes such a temporary defensive position, its ability to achieve its investment objective may be affected adversely.
Additional Information Regarding Investment Strategies
RJ Chartwell Premium Income ETF | The Subadviser uses a “bottom‑up” method of analysis based on fundamental research to determine which common stocks to purchase for the fund. A bottom‑up method of analysis de‑emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The Subadviser seeks to purchase stocks that have reasonable valuations when viewed against the prospects for their sales and earnings growth rates. In addition, the Subadviser will consider the premiums to be received in connection with the sale of options in the Covered Call Program when selecting portfolio investments. The Subadviser will compare the amount of premium to be received by writing options on a position against measures of volatility for that underlying position, such as its beta (i.e., its volatility compared to a broader index) or 120-day price volatility. In selecting the stocks to be purchased for the portfolio and the options to be sold for the Covered Call Program, the Subadviser will seek to maintain a balanced approach between stocks with lower and higher volatility measures. The Subadviser will write traditional options contracts or FLEX Options based on its determination as to which instrument will better help the fund achieve its investment objectives and the tax implications of such a determination. Additionally, the Subadviser will, at times, use a portion of the cash flow generated from either dividends received from portfolio holdings or by the Covered Call Program to purchase call and/or put options on the S&P 500 Index or an exchange-traded fund that seeks to replicate the returns of the S&P 500 Index in order to allow the fund to participate in significant market gains and protect against significant losses. The Subadviser intends to implement this strategy by purchasing call/(put) options on the S&P 500 Index or an exchange-traded fund that seeks to replicate the returns of the S&P 500 Index with a strike price approximately 10-15% higher/(lower) than the price of the underlying asset (i.e., “out of the money”), and that have a longer-term expiration date of approximately 9-12 months. The Subadviser would implement this strategy in circumstances where it wants to participate in (protect against) significant market gains/(losses). Although the Subadviser typically does not emphasize investment in any particular investment sector or industry, at times, the fund may invest a significant portion of its assets in the securities of companies in the information technology sector. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to the information technology sector may be lower at a future date, and the fund’s exposure to other market sectors may be higher. In purchasing a security, the Subadviser determines a target price for that security based on its current and expected fundamentals, and current and historic valuation, both on an absolute basis and relative to its peers and the market. The Subadviser evaluates this target price periodically based on the security’s price movement, changes in company fundamentals and changes in market conditions. The Subadviser may at times purchase a stock based on one or more investment theses, such as that the stock is undervalued based on its historical and anticipated fundamentals, new product(s) may increase sales or earnings, or a successful restructuring program is not reflected in the stock’s valuation. The fund will generally sell a stock when the stock has met the Subadviser’s target price for sale, the Subadviser believes the investment thesis is no longer correct or will not come to fruition, or a better investment opportunity has arisen. The fund is not required to sell common stocks whose market values appreciate or depreciate outside the fund’s market capitalization range.
RJ Eagle Municipal Income ETF | The Subadviser’s process combines top‑down analysis of the overall economic and market environment with bottom‑up fundamental analysis to find individual securities that it believes will perform well in all types of markets. In managing the fund, the Subadviser applies extensive research on each municipal security in the fund in order to, among other things, avoid investments in municipal securities of deteriorating credit quality. The Subadviser also actively manages the portfolio in order to make adjustments as credit conditions change, and to manage the fund’s capital gains and losses, to minimize any tax effect of gains, while harvesting losses when available.
RJ Eagle Vertical Income ETF | The fund invests in issuers included in the Bloomberg US Corporate Index. In making its investments, the Subadviser uses a quantitative screen as a filtering tool to compare a given company’s 10-year bond equivalent yield, preferred security yield, and equity security dividend yield. In instances where the yield on common stock or preferred securities exceeds the yield of the 10‑year bond of the respective issuer, the fund will consider buying common stock or preferred securities. The fund’s sell discipline leads the team to consider selling a security if: there is a change in interest rate outlook and/or economic environment that requires re‑positioning the portfolio; a deterioration in underlying credit conditions or fundamental equity market conditions; or, if the fund identifies another issuer, sector, or security that is relatively more attractive.

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Carillon Exchange-Traded Funds
PROSPECTUS | 5.1.2026

RJ Eagle GCM Dividend Select Income ETF | The fund employs a multi-step approach to stock selection, ensuring a comprehensive and disciplined investment strategy.
Top‑Down Macro Analysis: The fund begins with a top‑down, macroeconomic approach to identify attractive sectors and sub‑sectors. This involves analyzing economic trends, market conditions, and sector-specific dynamics to determine the most promising areas for investment.
Bottom‑Up Stock Selection: Following the macro analysis, the fund conducts a rigorous bottom‑up stock selection process. This focuses on identifying high-quality companies that are leaders within their respective industries. The fund’s criteria include strong financial health, consistent earnings, robust business models, and competitive advantages with the ability to sustainably drive dividend growth over time.
Inclusion of Higher-Yielding Securities: For the higher-yielding portion of the portfolio, the fund applies a similarly rigorous stock selection analysis, with a focus on higher yielding securities. This segment may include companies that are currently out‑of‑favor but have the potential to rebound, as well as traditionally higher-yield areas such as YieldCos, Business Development Companies (BDCs), Master Limited Partnerships (MLPs) and real estate investment trusts (REITs). Investments in MLPs (or exchange-traded funds that invest in MLPs), and YieldCos will generally be limited to no more than 20% of the portfolio.
By integrating these steps, the fund aims to construct a diversified portfolio that balances high-quality, market-leading companies with higher-yielding opportunities, ultimately enhancing the fund’s income potential and growth prospects.

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Carillon Exchange-Traded Funds
PROSPECTUS | 5.1.2026

Additional Information About Principal Risk Factors
The greatest risk of investing in a fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the funds. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the portfolio managers’ investment strategy will enable a fund to achieve its investment objective. An investment in a fund is not a deposit with a bank and is not insured or guaranteed by the Federal De posit Insurance Corporation or any other government agency. The following table identifies the risk factors of each fund in light of its principal investment strategies. These risk factors are explained following the table.
The principal risks of investing in each fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in a fund, regardless of the order in which it appears.

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Carillon Exchange-Traded Funds
PROSPECTUS | 5.1.2026

Risk	RJ Chartwell Premium Income ETF	RJ Eagle Municipal Income ETF	RJ Eagle Vertical Income ETF	RJ Eagle GCM Dividend Select Income ETF

Asset class			X

Callable securities			X

Counterparties	X		X

Covered call strategy	X

Credit	X	X	X

Cybersecurity and technology	X	X	X	X

Derivatives	X

Equity securities	X		X	X

Exchange-traded funds	X	X	X	X

Foreign securities	X			X

Growth stocks	X			X

High-yield securities		X	X

Inflation	X	X	X	X

In-kind contribution	X

Interest rate		X	X

Issuer	X	X	X

Large‑cap companies	X		X	X

Large shareholder	X	X	X	X

Liquidity	X	X	X	X

Management and strategy	X	X	X	X

Market	X	X	X	X

Master Limited Partnerships				X

Mid‑cap companies	X		X	X

Municipal securities		X

New adviser	X	X	X	X

New fund	X	X	X	X

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Carillon Exchange-Traded Funds
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Risk	RJ Chartwell Premium Income ETF	RJ Eagle Municipal Income ETF	RJ Eagle Vertical Income ETF	RJ Eagle GCM Dividend Select Income ETF

Non-diversification	X			X

Other investment companies, including money market fund, ETFs and BDCs	X		X	X

Portfolio turnover	X

Prepayment and extension		X	X

Quantitative strategy			X

Restricted securities			X

Return of capital	X

Sectors	X			X

Securities lending	X	X	X	X

Small‑cap companies	X		X	X

Tax and political considerations		X

U.S. Treasury obligations		X	X

Valuation	X	X	X

Value stock	X			X

Variable and floating rate securities		X	X

YieldCos				X
Asset class risk | The securities and other assets in the fund’s portfolio may underperform other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes, or sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors, including, among other things, inflation, interest rates, productivity, global demand for local products or resources, regulation, and governmental controls.
Callable securities | A fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, a fund would lose the income that would have been earned to maturity on that security, the proceeds received by a fund may be invested in securities paying lower coupon rates or other less favorable characteristics, and a fund may not benefit from any increase in value that might otherwise result from declining interest rates. Thus, a fund‘s income could be reduced as a result of a call and this may reduce the amount of a fund’s distributions. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a fund‘s total return.
Counterparties | A fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to a fund. As a result, a fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty. The participants in over‑the‑counter or “interdealer” markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of “exchange-based” markets. This exposes a fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty. Recent turbulence in the financial markets could exacerbate counterparty risk resulting from over‑the‑counter derivative transactions. A fund may also be subject to the risk that a futures commission merchant would default on an obligation set forth in an agreement between a fund and the futures commission merchant. This risk exists at and from the time that a fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes a fund‘s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the futures commission merchant may hold margin posted in connection with those contracts and that margin may be re‑hypothecated (or repledged) by the futures commission merchant, and lost, or its return delayed, due to a default by the futures commission merchant or other customer of the futures commission merchant. The futures commission merchant may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether, the assets posted

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by the futures commission merchant as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, a fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for a fund.
Covered call strategy | To the extent that a fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying security to the exercise price (plus the premium received). The maximum potential gain on the underlying security will be equal to the difference between the exercise price and the purchase price of the underlying security at the time the option is written, plus the premium received. In a rising market, the option may require an underlying security to be sold at an exercise price that is lower than would be received if the security was sold at the market price. If a call expires, a fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying security during the option period, the loss realized may exceed such gain. If the underlying security declines by more than the option premium a fund receives, there will be a loss on the overall position. With the exception of FLEX Options, a fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security, which may negatively effect a fund. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility, dividend yield and interest rates.
Credit | A fund could lose money if the issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. The downgrade of the credit rating of a security held by a fund may decrease its value and may make it more difficult for the fund to sell it. Credit risk may change over the life of an instrument. Credit risk usually applies to most fixed income securities. U.S. Government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. Government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. Government securities that a fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the fund.
Cybersecurity and technology | The funds, their service providers, market makers, listing exchange, Authorized Participants, third-party fund distribution platforms and other market participants increasingly depend on complex information technology and communications systems, including artificial intelligence (“AI”), which are subject to a number of different threats and risks that could adversely affect the funds and their shareholders. These risks include, among others, theft, misuse, and improper release of confidential or highly sensitive information relating to the funds and their shareholders, as well as compromises or failures to systems, networks, devices and applications relating to the operations of the funds and their service providers, including those relating to the performance and effectiveness of security procedures used by a fund or its service providers to protect a fund’s assets. Power outages, natural disasters, equipment malfunctions and processing errors that threaten these systems, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data, or impact shareholders’ ability to invest in or trade the funds. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Any problems relating to the performance and effectiveness of security procedures used by a fund or its service providers to protect a fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in a fund.
The funds and their service providers, including their investment adviser and subadvisers, as well as the market makers, listing exchange, Authorized Participants, third-party fund distribution platforms and other market participants, may utilize AI technologies, including machine learning models and generative AI, to improve operational efficiency and in connection with research. In addition, counterparties used by the funds may utilize AI in their business activities. While the investment adviser may restrict certain uses of AI tools, the funds and their investment adviser are not in a position to control the use of AI in third-party products or services. The use of AI introduces numerous potential challenges and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade the technology’s effectiveness and reliability. Such data can include proprietary information, the use of which by AI may be unauthorized and subject to potential liability. Rapid technological advancements further complicate risk predictions, and competitors who adopt AI more swiftly may gain a competitive edge. The complexity and opacity of AI systems raise significant accountability and ethical concerns. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of cybersecurity attacks. AI’s role in increasing automation raises concerns about job displacement and may lead to economic and social disruptions. The unpredictable nature of AI’s impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Legal and regulatory frameworks governing AI’s use, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how AI is used, which may negatively impact the funds.

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Cybersecurity, AI and other operational and technology issues may result in financial losses to the funds and their shareholders, impede business transactions, violate privacy and other laws, subject the funds to certain regulatory penalties and reputational damage, and increase compliance costs and expenses. Furthermore, as a fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Although the funds have developed processes, risk management systems and business continuity plans designed to reduce these risks, the funds do not directly control the cybersecurity defenses, operational and technology plans and systems of their service providers, financial intermediaries and companies in which they invest or with which they do business. The funds and their shareholders could be negatively impacted as a result. Similar types of cybersecurity risks also are present for issuers of securities in which the funds invest, which could result in material adverse consequences for such issuers, and may cause the funds’ investment in such securities to lose value.
Derivatives | Derivatives, such as call and put options, may involve greater risks than investing in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risk, and credit risks. Derivatives also present counterparty risk (i.e., the risk that the other party to the transaction will fail to perform). Counterparty risk is generally thought to be greater with derivatives that are traded over‑the‑counter than with derivatives that are exchange-traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. Derivatives involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument, in which case a fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives risk may be more significant when derivatives are used to enhance fund returns, increase liquidity, manage the duration of a fund’s portfolio and/or gain exposure to certain instruments or markets, rather than solely to hedge the risk of a position held by the fund.
Derivatives can cause a fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment, and some derivatives have the potential for unlimited loss, regardless of the size of a fund’s initial investment, for example, where a fund may be called upon to deliver a security it does not own. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and a fund could lose more than the amount it invests. There may be material and prolonged deviations between the theoretical value and realizable value of a derivative. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Derivatives may at times be highly illiquid, and a fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.
The regulation of cleared and uncleared swap agreements, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. Changes in government regulation of various types of derivatives instruments may make derivatives more costly or limit the availability of derivatives, which may: limit or prevent a fund from using certain types of derivative instruments as part of its investment strategy; affect the character, timing of recognition and amount of a fund’s taxable income or recognized gains or losses; or otherwise adversely affect the value or performance of derivatives. Compared to other types of investments, derivatives may also be less tax efficient. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company. Rule 18f‑4 under the 1940 Act places limits on the use of derivatives by registered investment companies, such as a fund. A fund that relies on Rule 18f‑4 is required to comply with limits on the amount of leverage-related risk that the fund may obtain, and may also be required adopt and implement a derivatives risk management program and designate a derivatives risk manager or adopt policies and procedures designed to manage a fund’s derivatives risks.

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FLEX Options. A fund may utilize FLEX Options issued and guaranteed for settlement by the OCC. A fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, a fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, a fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with a fund at prices that reflect the market price of the shares, a fund’s NAV and, in turn, the share price of a fund, could be negatively impacted A fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the underlying security. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the underlying security’s share price on a day‑to‑day basis (although they generally move in the same direction). The value of the FLEX Options held by a fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the underlying security’s share price, changes in interest rates, changes in the actual and implied volatility of the underlying security and the remaining time to until the FLEX Options expire.

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Options. The movements experienced by a fund between the prices of options and prices of the assets (or indices) underlying such options, may differ from expectations, and may cause a fund to not achieve its objective. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and transaction costs. These costs will

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reduce any profit that might otherwise have been realized had a fund bought the underlying security instead of the call option. The buyer of a call option assumes the risk of losing its entire investment in the call option. The seller (writer) of a call option that is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying assets above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying assets above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase by such writer except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. For a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized from a fund having shorted the declining underlying security by the premium paid for the put option and by transaction costs. The buyer of a put option assumes the risk of losing its entire investment in the put option. The seller ( writer) of a put option that is covered (i.e., the writer has a short position in the underlying assets) assumes the risk of an increase in the market price of the underlying assets above the sales price (in establishing the short position) of the underlying assets plus the premium received, and gives up the opportunity for gain on the underlying assets below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying assets below the exercise price of the option. If an option that a fund has purchased expires unexercised, a fund will experience a loss in the amount of the premium it paid. The writer of an option, unlike the holder, generally is subject to initial and variation margin requirements on the option position. There can be no guarantee that the use of options will increase a fund’s return or income. The premium received from writing options may not be sufficient to offset any losses sustained from exercised options. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options.
Equity securities | A fund’s equity securities investments are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. A fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. A fund may invest in the following equity securities, which may expose a fund to the following additional risks:

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Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

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Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non‑convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

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Depositary Receipts. A fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of a fund. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. As a result, there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices may be more volatile than if such instruments were sponsored by the issuer. Any distributions paid to the holders of depositary receipts are usually subject

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to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
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Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Securities that pay dividends may be sensitive to changes in interest rates, and a sharp increase in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. Changes to the dividend policies of companies in which a fund invests and the capital resources available for dividend payment at such companies may harm fund performance. A fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

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Preferred Securities. Preferred securities, including convertible preferred securities, are subject to issuer-specific and market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Distributions on preferred securities that are not income-paying preferred securities generally are payable at the discretion of an issuer and after required payments to bondholders. Owners of preferred securities may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred securities may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred securities on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay owners of preferred securities, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations.

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REITS. REITS or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks, declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, defaults by mortgagors or other borrowers and tenants, lack of availability of mortgage funds or financing, extended vacancies of properties, especially during economic downturns, losses due to environmental liabilities, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents and operating expenses, or enforcement of or changes to environmental regulations). Additionally, REITs are dependent on the skills of their managers. REITs may not be diversified geographically or by property or tenant type. Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by a fund, meaning a fund’s investment in REITs will result in the layering of expenses such that as a shareholder, a fund will indirectly bear a proportionate share of a REIT’s operating expenses. Any domestic REIT could be adversely affected by failure to qualify for tax‑free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code, or to maintain its exemption from registration under the 1940 Act.

Exchange-traded funds | As an ETF, a fund is subject to the following risks:

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Authorized participants concentration. A fund has a limited number of financial institutions that may act as Authorized Participants. Only an Authorized Participant may transact in Creation Units directly with a fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with a fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of a fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in securities issued by non‑U.S. issuers or other securities or instruments that have lower trading volumes.

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Cash transactions. Like other ETFs, a fund sells and redeems its shares primarily in large blocks called Creation Units and only to Authorized Participants. Unlike many other ETFs, however, a fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in‑kind securities. Many other ETFs generally are able to make in‑kind redemptions and avoid realizing gains in connection with redemption requests. Effecting redemptions for cash may cause a fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time, resulting in potential losses to a fund or difficulties in meeting shareholder redemptions, and involve transaction costs. If a fund recognizes gain on these sales, this generally will cause a fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in‑kind or to recognize such gain sooner than would otherwise have been required. A fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in another ETF. In addition, cash transactions may have to be carried out over several days if the securities market in which a fund is trading is less liquid and may involve considerable transaction expenses and taxes. These brokerage fees and taxes, which will be higher than if a fund sold and redeemed its shares entirely in‑kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, each fund has capped the total fees that may be charged in

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connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed and capped the total fees that may be charged in connection with the creation of Creation Units at 3% of the value of the Creation Units created. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by a fund’s remaining shareholders. These factors may result in wider spreads between the bid and the offered prices of a fund’s shares than for other ETFs.
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Premium/discount. The NAV of a fund’s shares will generally fluctuate with changes in the market value of a fund’s securities holdings. The market prices of fund shares will generally fluctuate in accordance with changes in a fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether fund shares will trade below their NAV (at a discount), at their NAV, or above their NAV (at a premium) or less than its NAV (at a discount). As a result, shareholders of a fund may pay more than NAV when purchasing shares and receive less than NAV when selling fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell fund shares may be executed at market prices that are significantly below NAV. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares may be closely related to, but not identical to, the same forces influencing the prices of a fund’s holdings. The market prices of fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if a fund’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from a fund’s NAV. In addition, market prices of fund shares may deviate significantly from the NAV if the number of fund shares outstanding is smaller or if there is less active trading in fund shares. Investors purchasing and selling fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with a fund.

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Secondary market trading. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid‑ask spread, which is the difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). The bid‑ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility, and is generally lower if a fund’s shares have more trading volume and market liquidity and higher if a fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid‑ask spreads. Shares of a fund may trade in the secondary market at times when a fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when a fund accepts purchase and redemption orders. Although fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will exist or that a fund’s shares will continue to be listed. If a fund is delisted, any resulting liquidation of a fund could create transaction costs for a fund and adverse federal income tax consequences for investors. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Shares of a fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on a fund may lead to increased trading volume and volatility in the secondary market for the shares of a fund.

Foreign securities | Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political, regulatory, economic, currency, security, and other conditions, requirements and risks associated with a particular country, including tariffs, trade disputes or the imposition of economic and other sanctions by the U.S. or another country against a particular country, as well as competition from subsidized foreign competitors with lower production costs. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting and recordkeeping standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. and investors may encounter difficulties in enforcing contractual obligations. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. In addition, securities of a foreign company, including depositary receipts, could be delisted from U.S. stock exchanges. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.

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Growth stocks | Growth companies are expected to increase their sales or earnings, or their dividend yield, at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The price of a growth company’s stock may fail or not approach the value that has been placed on it. If a growth investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a value or other non‑growth approach to investing or have a broader investment style.
High-yield securities | Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity. Compared with issuers of investment grade bonds, issuers of junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties, leading to a greater risk that the issuer will default on the timely payment of principal and interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower- rated securities also have a greater risk of default or bankruptcy, especially when the economy is weak or expected to become weak. If an issuer defaults, a fund may incur additional expenses to seek recovery. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a fund may lose its entire investment. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. The higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Investments in high-yield securities are inherently speculative.
Inflation | Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund’s assets and distributions may decline.
In-kind contribution tax | At the start of operations, a fund may acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Internal Revenue Code (“Code”). If one or more of the in-kind contributions were to be determined later to fail to qualify for tax-deferred treatment, then a fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause a fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets. This also could result in a fund’s failure to distribute all of its gains during an applicable year, which could result in the imposition of income tax on the fund with respect to the undistributed gain and, in some circumstances, pose a risk that the fund would lose its qualification as a regulated investment company.
Similarly, if any of the contributors in an in-kind contribution are corporations (or are partnerships or trusts with corporate beneficial owners) and a special deemed-sale election is not made in connection with the contribution, then a fund could become liable for an entity-level corporate tax if it disposes of the contributed assets within five years. Distributions of gain recognized on the disposition of those assets would be taxable to shareholders (as discussed above), in addition to this entity-level corporate tax. As of the date of this Prospectus, fund management is not aware of any corporate transferors making an in-kind contribution.
The failure of a contribution to satisfy the requirements of Section 351 would cause the contribution to be treated as a taxable event and the contributing shareholder would recognize an immediate gain or loss on the contributed assets. If such failure is not discovered until a later time, this could also cause the contributing shareholder to incorrectly calculate and report gain or loss on its disposition of its fund shares.
No fund makes any representations as to whether any of such in-kind contributions qualify for Section 351 treatment, or as to any ancillary tax consequences. Additionally, future changes in the Code or regulations and interpretations applicable to Section 351 may impact the ability of contributing investors to take advantage of the deferral of immediate gains or losses on contributed assets. Investors making in-kind contributions to the fund are urged to consult their own tax advisors.
Interest rate | Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. The value of a fund’s fixed income investments or derivatives typically will fall when interest rates rise. Additionally, the value of dividend-paying stocks may decline when interest rates rise, as rising interest rates can reduce companies’ profitability and their ability to pay dividends.
When interest rates decline, issuers may prepay higher-yielding securities held by a fund, resulting in a fund reinvesting in securities with lower yields, which may cause a decline in its income. Factors including central bank monetary policy rising inflation rates, and changes in general economic conditions may cause interest rates to rise. It is difficult to predict the pace at which interest rates might increase or decrease, or the timing, frequency, or magnitude of such changes. Debt securities with longer durations, such as those with intermediate and long terms to maturity, tend to be more sensitive to changes in interest

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rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in a 8% decrease in the value of the bond. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to a fund due to, among other factors, a decline in the value of a fund’s fixed income securities, impacts on issuers’ willingness or ability to make principal and interest payments on fixed-income investments when due, heightened volatility in the fixed income markets and the reduced liquidity of certain fixed income investments. Conversely, during periods of very low or negative interest rates, a fund may be unable to maintain positive returns or pay dividends to fund shareholders. In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a fund’s ability to locate fixed income instruments containing the desired risk/return profile. In addition, decreases in fixed-income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid‑ask spreads, and less transparent pricing in certain fixed-income markets. A fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.
Issuer | The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Large‑cap companies | Investments in large‑cap companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large- cap companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large‑cap companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.
Large shareholder | Certain large shareholders, including the investment adviser, a subadviser or an affiliate of either, other funds or accounts advised by the investment adviser or a subadviser or an affiliate of either, or Authorized Participants, may from time to time own a substantial amount of a fund’s shares. In addition, a third party investor, the investment adviser or a subadviser, an Authorized Participant, a lead market maker, or another entity may invest in a fund and hold its investment for a limited time solely to facilitate the commencement of a fund’s operations or a fund’s achieving a specified size or scale. There is no requirement that these shareholders maintain their investment in a fund, and there can be no assurance that any large shareholder would not redeem its investment, that the size of a fund would be maintained at such levels or that a fund would continue to meet applicable listing requirements. If a fund fails to maintain a certain level of size or scale, the fund may be negatively impacted. There is a risk that such large shareholders or that a fund’s shareholders generally may redeem all or a substantial portion of their investments in a fund in a short period of time, which could have a significant negative impact on a fund’s NAV, liquidity, brokerage costs, and expenses. Dispositions of a large number of shares by these shareholders may adversely affect a fund’s liquidity and net assets to the extent such transactions are executed directly with a fund in the form of redemptions through an Authorized Participant, rather than in the secondary market. Large redemptions could also result in tax consequences to shareholders and impact a fund’s ability to implement its investment strategy, such as by forcing a fund to sell portfolio securities when it might not otherwise do so, which may negatively impact a fund’s NAV and increase a fund’s brokerage costs. There is no guarantee that a fund could maintain sufficient assets to continue operations, in which case a fund may be liquidated. A fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, a fund may invest a larger portion of its assets in cash or cash equivalents. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
In addition, a fund may be a constituent of one or more adviser asset allocation models. Being a component of such a model may greatly affect the trading activity of a fund, the size of a fund, and the market volatility of a fund’s shares. Inclusion in a model could increase demand for a fund and removal from a model could result in outsized selling activity in a relatively short period of time. As a result, a fund’s NAV could be negatively impacted, and a fund’s market price may be below the fund’s NAV during certain periods. In addition, model rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, a fund can be exposed to increased brokerage costs and adverse tax consequences, and the market price of a fund can be negatively affected.
Liquidity | Liquidity risk is the possibility that a fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect a fund’s NAV or prevent a fund from being able to take advantage of other investment opportunities. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to a fund. A fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to a fund. Market developments may cause a fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital

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requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates.
Management and strategy | The value of your investment depends on the judgment of the subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region, or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the subadviser in selecting investments for a fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
Market | A fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last 10-15 years, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur.
The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. The imposition or tariffs by the U.S. on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause a fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase a fund’s portfolio turnover, which could increase the costs that a fund incurs and lower a fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by a fund will increase in value along with the broader market.
Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.
Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell

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certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.
Recent market events | Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.
National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade and security agreements, risks associated with trade and security agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may change foreign demand for U.S. assets in ways that cannot be foreseen, which could have a negative impact on certain issuers and/or industries. The Federal Reserve and certain foreign central banks have started to lower interest rates though economic or other factors, such as inflation, could reverse or stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course.
Additionally, various economic and political factors could cause the Federal Reserve or other foreign banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
Tensions, war or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and any sanctions and related events, including the potential for cyber warfare, remain uncertain and cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of a fund and its investments or operations could be negatively impacted whether or not a fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected. For example, the armed conflict among the United States, Israel and Iran that commenced in February 2026 has contributed to increased volatility and uncertainty in financial markets as well as significant volatility in the oil and natural gas markets, which has created widespread economic disruption.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to a fund. The full effect of such regulations is not currently known and certain changes to regulations could limit a fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for a fund to operate, which may impact performance. Additionally, it is possible that such regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the Fund.
Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of a fund. Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen, which could impact the overall performance of a fund.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.

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China’s economy, which has been sustained largely through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions.
A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Master limited partnerships | Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to change their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, they may be difficult to value, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.
The risks of investing in an MLP generally include those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Holders of units in MLPs have more limited rights to vote on matters affecting the partnership and may be required to sell their common units at an undesirable time or price. A fund invests as a limited partner, and normally would not be liable for the debts of an MLP beyond the amounts a fund has contributed but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects. A fund’s investments in MLPs may be limited in order for a fund to meet the requirements necessary to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”).
Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis on its MLP interest. These reductions in a fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by a fund on a subsequent sale of the securities. A fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain.
Much of the benefit a fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income, and could reduce the amount of cash available for distribution by the MLP to its unit holders, such as a fund. If an MLP were classified as a corporation for federal income tax purposes, the MLP may incur significant federal and state tax liability, likely causing a reduction in the value of a fund’s shares.
Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Internal Revenue Code generally allows individuals and certain other non‑corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs. However, the Internal Revenue Code does not include any provision for a regulated investment company to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, although the Treasury Department has announced that it is considering adopting regulations to provide a pass-through, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in a fund currently will not.
Mid‑cap companies | Investments in mid‑cap companies generally involve greater risks than investing in large-capitalization companies. Mid‑cap companies may have narrower commercial markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid‑cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in mid‑cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in large‑cap companies. Generally, the smaller the company size, the greater these risks. precious metals-related industries may experience more price volatility than securities of companies in other industries, particularly those companies that have a high percentage of debt relative to equity in their capital structures. In addition, companies in natural resources and precious metals-related industries may be

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subject to the risks generally associated with extraction of natural resource and precious metals, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man‑made disasters, fire, explosion, drought, liability for environmental damage claims, and increased regulatory and environmental costs, including mandated expenditures for safety and pollution control. Prices of precious metals and precious metal related securities have historically been volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. Actions to address climate change could result in new laws and regulations to control or restrict emissions of greenhouse gases, including taxes or other charges, which could adversely affect the performance of companies in natural resources and precious metals-related industries. A number of political leaders have pledged to restrict greenhouse gas emissions, ban hydraulic fracturing of oil and natural gas wells and ban new leases for production of oil and natural gas on federal lands. Any such bans could result in material economic harm to those companies, and in turn, a fund.
Municipal securities | The value of municipal securities, and the ability of a municipal issuer to make payments, can be affected by uncertainties in the municipal securities market, including: litigation; the strength of the local or national economy; the issuer’s ability to raise revenues through tax or other means; budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding; a legislature’s willingness or ability to appropriate funds needed to pay municipal securities obligations; the bankruptcy of the issuer; adverse political and legislative changes, including to eliminate or limit the tax‑exempt status of municipal security interest or dividends; and other changes in the financial condition of a municipality.
Municipal securities and their issuers may be more susceptible to downgrade, default and bankruptcy as a result of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for a fund to sell the security at the time and the price that normally prevails in the market. At times, municipal issuers have defaulted on obligations or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse in the future. Reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Some obligations may be difficult to trade or interest payments may be tied only to a specific stream of revenue.
If a fund invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation and utilities), industrial development bonds, or in general obligation bonds, particularly if there is a large concentration from issuers in a single state, it may be more sensitive to adverse economic, business or political developments or conditions affecting those industries or states. This is because the value of municipal securities can be significantly affected by the political, economic, legal and legislative realities of the particular issuer’s locality or municipal sector events. These developments or conditions may include, among other things, legislative developments involving the financing of projects, judicial decisions regarding the validity of the projects or the means of financing such projects, changes to state or federal regulation related to specific types of projects, shortages or price increases of materials needed for the project or a declining need for the project. Such a development or condition with respect to one project may affect all similar projects, thereby increasing the risk. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities.
In addition, a fund’s investments in municipal securities are subject to the following risks:

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General obligation bonds. A general obligation bond is secured by the full faith, credit and taxing power of the issuing municipality, not revenues from a specific project or source. Consequently, timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. The taxing power of a municipality may be limited by provisions of constitutions or laws and a municipality’s credit will depend on many factors. A municipality in which a fund invests may experience significant financial difficulties, including bankruptcy or default, which may negatively impact a fund.

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Pre‑refunded bonds. Pre‑refunded bonds are bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre‑refunded bonds commonly referred to as “escrowed‑to‑maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre‑refunded bonds is secured by securities held in a designated escrow account where such securities are obligations of the U.S. Treasury, U.S. government agencies or instrumentalities and/or other high-quality bonds. The securities held in the escrow account are pledged to pay the principal and interest of the pre‑refunded bond but do not guarantee the price of the pre‑refunded bond, and therefore, these bonds entail a risk of loss. Investment in pre‑refunded municipal securities may subject a fund to credit risk, interest rate risk, liquidity risk, and market risk.

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Private activity bonds. The issuers of private activity bonds in which a fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or a project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in a fund’s value. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax. See the section of the Prospectus entitled “Dividends, Other Distributions and Taxes” for more details.

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Puerto Rico municipal securities. A fund that invests in municipal securities issued by Puerto Rico or its instrumentalities may be affected by certain developments, such as political, economic, environmental, social, regulatory or debt restructuring developments, that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal. In recent years, Puerto Rico has experienced persistent budget deficits, a recession, and related economic, fiscal and financial challenges, a high unemployment rate, a severe natural disaster, and significant underfunded pension liabilities, which may negatively affect the value of any holdings a fund may have in Puerto Rico municipal securities. A significant portion of Puerto Rico’s debt is issued by the major public agencies that are responsible for many of the island’s public functions, such as water, wastewater, highways, electricity, education and public construction. Certain issuers of Puerto Rico municipal securities have experienced significant financial difficulties and the continuation or reoccurrence of these difficulties may impair their ability to pay principal or interest on their obligations. In addition, provisions of the Puerto Rico Constitution and Commonwealth laws, including a federally-appointed oversight board to oversee the Commonwealth’s financial operations, which limit the taxing and spending authority of Puerto Rico governmental entities, may impair the ability of Puerto Rico issuers to pay principal and/or interest on their obligations. Puerto Rico’s economy is focused in certain industries, such as the manufacturing and service industries, and may be sensitive to economic problems affecting those industries. Future Puerto Rico-related developments, such as political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation, debt restructuring, voter initiatives, social unrest, environmental events, natural disasters, pandemics, or epidemics could have an adverse effect on the debt obligations of Puerto Rico issuers.

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Revenue obligations. Payments of interest and principal on revenue obligations are made only from the revenues generated by a particular facility or class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment;

New adviser | The Advisor and Sub‑Advisor have each only recently begun serving as an investment advisor to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Advisor or Sub‑Advisor, and the Advisor and Sub‑Advisor may not achieve the intended result in managing the fund.
New fund | As of the date of this Prospectus, the RJ Chartwell Premium Income ETF had not commenced operations, and each of the RJ Eagle Municipal Income ETF, RJ Eagle Vertical Income ETF, and RJ Eagle GCM Dividend Select Income ETF had recently commenced operations. The current performance of a fund may not represent how it is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on a fund’s performance. A fund may require a period of time before it is invested in securities that meet its investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after a fund is fully invested. Similarly, a fund’s investment strategies may require a longer period of time to show returns that are representative of the strategies. A fund has a limited performance history for investors to evaluate and may not attract sufficient assets to achieve investment and trading efficiencies. If a fund fails to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted. Any resulting liquidation could create transaction costs for a fund and adverse federal income tax consequences for investors. As a new ETF, a fund may experience low trading volume and wide bid-ask spreads.
Non‑diversification | When a fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase a fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a fund’s performance.
Other investment companies, including money market funds, ETFs and BDCs | Investments in the securities of other investment companies, including money market funds and exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations. Investments in other investment companies will subject a fund to the risks of the types of investments in which the investment companies invest including, for certain ETF investments, natural resources and precious metals companies and direct investments in gold and silver.
As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund’s investment will typically decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting

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the fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.
A fund’s investments in BDCs may be subject to certain additional risks, including competition for limited investment opportunities, the liquidity of a BDC’s investments, uncertainty as to the value of a BDC’s investments, risks associated with access to capital and the use of leverage, and reliance on the management of a BDC. Many debt instruments in which a BDC may invest may not be rated by a credit rating agency and may be below investment grade quality.
BDCs generally invest in smaller, less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. While the BDCs in which a fund invests are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate dividend income. A BDC’s fees may include performance-based or incentive fees, which may be high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period.
The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.
Certain BDCs may also be difficult to value since many of the assets of BDCs do not have readily ascertainable market values. Therefore, such assets are most often recorded at fair value in accordance with valuation procedures adopted by such companies, which may potentially result in material differences between a BDC’s net asset value (“NAV”) per share and its market value.
Portfolio turnover | A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.
Prepayment and extension | Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, might not be prepaid as expected. When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage- related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal or otherwise call, convert or redeem the security prior to the security’s expected maturity date. If this occurs, no additional interest will be paid on the investment, and a fund may need to reinvest the proceeds at a lower interest rate, reducing its income, and may not benefit from an increase in value that may result from declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a fund buys those securities at a premium, accelerated prepayments on those securities could cause a fund to lose a portion of its principal investment. Any of these may result in a reduced yield to a fund. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Prepayments could also create capital gains tax liability in some instances. Conversely, extension risk is the risk that, as a result of higher interest rates or other factors, borrowers decrease prepayments. This may result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in an investment’s price. A rise in interest rates or lack of refinancing opportunities can cause a fund’s average maturity to lengthen unexpectedly. This would increase a fund’s sensitivity to rising rates and its potential for price declines. In addition, as a consequence of a decrease in prepayments, the amount of principal available to a fund for investment would be reduced. If a fund’s investments are locked in at a lower interest rate for a longer period of time, a fund may be unable to capitalize on securities with higher interest rates or wider spreads. Extensions of obligations could cause a fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest, which could hurt a fund’s performance.
Quantitative strategy | The success of a fund’s investment strategy may depend in part on the effectiveness of a subadviser’s quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. A subadviser’s quantitative tools may use factors that may not be predictive of a security’s value, and any changes over time in the factors that affect a security’s value may not be reflected in the quantitative model. The quantitative tools may not react as expected to market events, resulting in losses for a fund. Data for some companies, particularly non‑U.S. companies, may be less available and/or less current than data for other companies. There may also be errors, omissions, imperfections or malfunctions in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A subadviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. Historical data inputs may be subject to revision or correction, which may diminish the reliability and predictive quality of results. Additionally, a previously successful strategy may

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become outdated or inaccurate, which may not be identified by a subadviser and therefore may also result in losses. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their validity, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions. The increased use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks.
Restricted securities | Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non‑U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They also may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The fund may not be able to sell a restricted security when the subadviser considers it desirable to do so and/or may have to sell the security at a lower price than the fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the fund may receive only limited information regarding the issuer of a restricted security, so it may be less able to anticipate a loss. Also, if a fund’s investment adviser or subadviser receives material non‑public information about the issuer, a fund may, as a result, be legally prohibited from selling the securities. The fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security. Restricted securities may be difficult to value because market quotations may not be readily available, the securities may have significant volatility, and due to the lack of publicly available information. A restricted security that was liquid at the time of purchase may subsequently become illiquid.
Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by a fund qualify under Rule 144A and an institutional market develops for those securities, the fund likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a fund’s illiquidity. Nevertheless, the adviser or subadviser may determine that certain securities qualified for trading under Rule 144A are in fact liquid.
Return of capital | Some funds expect to make monthly distributions regardless of their performance and to seek to maintain relatively stable monthly distributions although the income earned by a fund might vary from month‑to‑month. As a result, all or a portion of such distributions may represent a return of capital for tax purposes. A return of capital is generally tax‑free to the extent of a shareholder’s basis in a fund’s shares and reduces the shareholder’s basis in their shares and results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares. A fund’s return of capital distributions are not derived from the net income or earnings and profits of the fund. Shareholders should not assume that the source of distributions is from the net profits of a fund. The character of a fund’s distributions may change from month‑to‑month and there is no guarantee that they will be similar in the future. The tax character of monthly distributions as either income or return of capital might not be finally determined until the end of a fund’s fiscal year.
Sectors | A fund may hold a significant amount of investments in issuers conducting business in a related group of industries within the same economic sector, which may be similarly affected by particular economic or market events. To the extent a fund has substantial holdings within a particular sector, the risks to a fund associated with that sector increase and a fund may perform poorly during a downturn in one or more of the industries within that sector. In addition, when a fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if a fund invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As a fund’s portfolio changes over time, a fund’s exposure to a particular sector may become higher or lower.
Securities lending | A fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of a fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A fund will be responsible for the risks associated with the investment of cash collateral. A fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower, and a fund can lose money if investments made with cash collateral decline in value. There is a risk that a borrower may default on its obligations to return loaned securities; however, a fund’s securities lending agent may indemnify the fund against that risk. There is a risk that the assets of a fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the fund. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to vote proxies or to settle transactions, and there is the risk of possible loss of rights in the collateral should the

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borrower fail financially. In any case in which the loaned securities are not returned to a fund before an ex‑dividend date, the payment in lieu of the dividend that the fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”
Small‑cap companies | Investments in small‑cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in small‑cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in mid‑cap or large‑cap companies. Generally, the smaller the company size, the greater these risks.
Tax and political considerations | There is no guarantee that a fund’s income will be exempt from U.S. federal income taxes and the federal alternative minimum tax. The Subadviser relies on prospectus disclosure of the tax opinion from the bond issuer’s counsel. None of the adviser, a Subadviser or a fund guarantees that these opinions are correct, and there is no assurance that the U.S. Internal Revenue Service (“IRS”) will agree with the bond issuer’s counsel’s tax opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax‑free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the security could decline significantly in value. The interest on any U.S. Treasury securities or other cash equivalents held by a fund may be subject to federal, state and local income taxation and the federal Medicare contribution tax.
Events occurring after the date of issuance of a municipal security or after a fund’s acquisition of a municipal security may result in a determination that interest on that security is includible in gross income for U.S. federal, state and local income tax, federal alternative minimum tax or federal Medicare contribution tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a fund to its shareholders to be taxable to those shareholders in the year of receipt. U.S. federal or state changes in income, federal alternative minimum tax or federal Medicare contribution tax rates or in the tax treatment of municipal securities may make municipal securities less attractive as investments and cause them to lose value. A significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal security prices to fall. The demand for municipal securities is strongly influenced by the value of tax‑exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal securities.
U.S. Treasury obligations | Securities issued or guaranteed by the U.S. Treasury are backed by the “full faith and credit” of the United States; however, the U.S. Government guarantees the securities only as to the stated interest rate and face value at maturity, not their current market price, and the market prices of such securities may fluctuate. The market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the market value of a fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, and threats not to increase the federal government’s debt limit, which may result in a potential default on the national debt, may also cause investors to lose confidence in the U.S. Government and may cause the market value of U.S. Treasury obligations to decline. Because U.S. Treasury securities trade actively outside the United States, their prices may also rise and fall as changes in global economic conditions affect the demand for these securities. The total public debt of the U.S. as a percent of GDP has grown rapidly in recent years. Although high debt levels do not necessarily indicate or cause economic problems, they have the potential to create systemic risks if sound debt management practices are not implemented.
Valuation | Securities held by a fund may be priced by an independent pricing service and also may be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. This risk may be pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
Value stocks | Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors. If a value investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a non‑value approach to investing or have a broader investment style.
Variable and floating rate securities | The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Although the impact of interest rate changes on variable and floating rate investments is intended to be mitigated by the periodic interest rate reset of those securities, variable and floating rate securities may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date

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for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating rate securities typically increase. Changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. In addition, because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against increases in interest rates, but a fund will participate in any declines in interest rates as well. Thus, investing in variable and floating rate instruments generally allows less opportunity for capital appreciation and depreciation than investing in instruments with a fixed interest rate. Variable and floating rate securities are less effective than fixed rate securities at locking in a particular yield and may be subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.
Yield Cos | Investments in securities of YieldCos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the YieldCo and the YieldCo Sponsor. YieldCos typically remain dependent on the management and administration services provided by or under the direction of the YieldCo Sponsor and on the ability of the YieldCo Sponsor to identify and present the YieldCo with acquisition opportunities, which may often be assets of the YieldCo Sponsor itself. To the extent that the YieldCo relies on the YieldCo Sponsor for developing new assets for potential future acquisitions, the YieldCo may be dependent on the development capabilities and financial health of the YieldCo Sponsor. YieldCo Sponsors may have interests that conflict with the interests of the YieldCo, and may retain control of the YieldCo via classes of stock held by the YieldCo Sponsor. Congress could alter the availability of accelerated depreciation schedules and tax credits, meaning new YieldCo assets could be subject to slower depreciation schedules and there could be less ability to minimize tax liabilities. Additionally, such action by Congress could reduce the profitability of YieldCos. YieldCo securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards YieldCos, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of YieldCos, generally measured in terms of distributable cash flow). A YieldCo’s share price is typically a multiple of its distributable cash flow. Therefore, any event that limits the YieldCo’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the YieldCo’s share price. Prices of YieldCo securities also can be affected by fundamentals unique to the company, including the robustness and consistency of its earnings and its ability to meet debt obligations including the payment of interest and principal to creditors. YieldCos may distribute all or substantially all of the cash available for distribution, which may limit new acquisitions and future growth. A YieldCo may finance its growth strategy with debt, which may increase the YieldCo’s leverage and the risks associated with the YieldCo. The ability of a YieldCo to maintain or grow its dividend distributions may depend on the entity’s ability to minimize its tax liabilities through the use of accelerated depreciation schedules, tax loss carryforwards, and tax incentives. Changes to the Code could result in greater tax liabilities, which would reduce the YieldCo’s distributable cash flow.

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Management of Exchange-Traded Funds
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Investment Adviser
Carillon Series Trust (the “Trust” or the “Carillon Family of Funds”) is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended, as an open‑end diversified management investment company. The Trust offers shares in separate series (each a “fund” and collectively the “funds”), each of which is advised by Carillon Tower Advisers, Inc. (“Carillon” or “Manager”). On September 30, 2022, Carillon began also doing business as Raymond James Investment Management. This did not involve any change in Carillon’s structure, ownership, or control.
Carillon, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser and administrator for the funds. Carillon manages, supervises and conducts the business and administrative affairs of the funds. Carillon is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2025, Carillon and its investment management affiliates collectively had approximately $114.1 billion in assets under management.
The basis for the Board’s approval of each Investment Advisory Agreement with Carillon is included in Item 11 of the funds’ Form N-CSR as filed with the SEC for the period ended December 31, 2025. The Investment Advisory Agreements provide for each fund to pay Carillon an annualized management fee based on a percentage of a fund’s average daily net assets calculated and accrued according to the following schedule.

Fund	Fee Rate
RJ Chartwell Premium Income ETF	0.55%
RJ Eagle Municipal Income ETF	0.40%
RJ Eagle Vertical Income ETF	0.50%
RJ Eagle GCM Dividend Select Income ETF	0.50%
Under each Investment Advisory Agreement, Carillon has contractually agreed to pay all operating expenses of each fund (also known as a “unitary advisory fee”), except (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) expenses of the fund incurred with respect to the acquisition, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) acquired fund fees and expenses; (iv) dividend and interest expenses relating to short sales; (v) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b‑1 under the 1940 Act, including distribution fees; (vi) the compensation payable to the Manager under the management agreement; (vii) securities lending expenses; (viii) costs of holding shareholder meetings and proxy related expenses; (ix) legal expenses including litigation and indemnification expenses; (x) tax reclaim expenses; (xi) compensation and expenses of counsel to the Independent Trustees and (xii) any extraordinary expenses.
Each fund has entered into an Administration Agreement with Carillon under which Carillon provides various administrative services. Carillon is paid for these services out of the unitary advisory fee under each Investment Advisory Agreement.
Carillon is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. On behalf of each fund, either an exemption from regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the National Futures Association or registration is not applicable with respect to the fund, and Carillon is exempt from registration as a commodity trading adviser under Commodity Futures Trading Commission Regulation 4.14(a)(8) with respect to the fund.
As a fund’s asset levels change, its fees and expenses may differ from those reflected in the fund’s fee tables. For example, as asset levels decline, expense ratios may increase. Carillon has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of a fund to the extent that annual operating expenses exceed a percentage of a fund’s average daily net assets through May 1, 2027 as follows:

Contractual Expense Limitations

RJ Chartwell Premium Income ETF	0.56%

RJ Eagle Municipal Income ETF	0.41%

RJ Eagle Vertical Income ETF	0.51%

RJ Eagle GCM Dividend Select Income ETF	0.51%

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For each fund, the expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses.
The contractual fee waivers can be changed only with the approval of a majority of the Board. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap. With respect to Chartwell Investment Partners, LLC (“Chartwell”) and Eagle Asset Management, Inc, (“Eagle”), the amount of the subadvisory fee paid by Carillon to Chartwell or Eagle, as applicable, is reduced by the amount of the fees waived and/or expenses reimbursed by Carillon and Carillon provides to these subadvisers any recoupment that Carillon receives from the funds.
Subadvisers
Carillon has selected the following subadvisers to provide investment advice and portfolio management services to the funds’ portfolios:

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Chartwell, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as a subadviser to the RJ Chartwell Premium Income ETF, providing day‑to‑day portfolio management for the fund. Chartwell is an SEC‑registered investment adviser and a Pennsylvania limited liability company. Chartwell was founded in 1997. As of December 31, 2025, Chartwell had assets under management of approximately $10.9 billion.

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Eagle, 880 Carillon Parkway, St. Petersburg, FL 33716, serves as the subadviser to the RJ Eagle Municipal Income ETF and the RJ Eagle Vertical Income ETF, and serves as a subadviser to the RJ Eagle GCM Dividend Select Income ETF, providing day‑to‑day portfolio management for the funds. Eagle is an SEC‑registered investment adviser and a Delaware corporation. Eagle was founded in 1984. As of December 31, 2025, Eagle had assets under management of approximately $60.9 billion.

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Tidal Investments LLC (“Tidal”), located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, serves as a subadviser to the RJ Chartwell Premium Income ETF and the RJ Eagle GCM Dividend Select Income ETF. Tidal is responsible for trading those funds’ portfolio securities and performing related services, providing tax optimization services, assisting in basket creation, reporting and monitoring, and providing portfolio compliance monitoring and reporting.

The basis for the Board’s approval of each Subadvisory Agreement is included in Item 11 of the funds’ Form N-CSR as filed with the SEC for the period ended December 31, 2025.
The funds currently operate in a multi-manager structure pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”). The order permits Carillon, subject to certain conditions, to enter into new or modified subadvisory agreements with existing or new subadvisers without the approval of fund shareholders, but subject to approval by the Board. Carillon has the ultimate responsibility for overseeing the funds’ subadvisers and recommending their hiring, termination and replacement, subject to oversight by the Board. The order also grants Carillon and the funds relief with respect to the disclosure of the advisory fees paid to individual subadvisers in various documents filed with the SEC and provided to shareholders. Pursuant to this relief, the funds may disclose the aggregate fees payable to Carillon and wholly-owned subadvisers and the aggregate fees payable to unaffiliated subadvisers and subadvisers affiliated with Carillon or RJF, other than wholly-owned subadvisers.
If a fund relies on the order to hire a new subadviser, the fund will provide shareholders with certain information regarding the subadviser within 90 days of hiring the new subadviser, as required by the order.
In addition, the funds have received an exemptive order from the SEC that, subject to certain conditions, permits the Board, including a majority of those Board members who are not parties to a contract or agreement or “interested persons” of any such party, as defined in the 1940 Act, to enter into or materially amend subadvisory agreements at a non-in-person meeting, called for the purpose of voting on such approval, in which Board members may participate by any means of communication that allows Board members to hear each other simultaneously during the meeting. In addition, management must represent that the materials provided to the Board for the non-in-person meeting include the same information the Board would have received at an in‑person meeting, the notice of any such non-in-person meeting must explain the need for considering such matters at a non-in-person meeting, and Board members must have an opportunity to request that these matters be considered at an in-person meeting.
In the future, Carillon may propose the addition of one or more additional subadvisers, subject to approval by the Board and, if required by the 1940 Act, or any applicable exemptive relief, fund shareholders. The Prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated.
Portfolio Managers
The following portfolio managers are responsible for the day‑to‑day management of the investment portfolio:

•
RJ Chartwell Premium Income ETF – Jeffrey D. Bilsky and Douglas W. Kugler, CFA®, of Chartwell, are jointly and primarily responsible for the day‑to‑day management of the RJ Chartwell Premium Income ETF.

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Jeffrey D. Bilsky has 20 years of investment experience. Mr. Bilsky is a Portfolio Co‑Manager and has been with Chartwell since 2015. Prior to joining Chartwell, Mr. Bilsky was employed at Cruiser Capital, a long-short hedge fund, where he served as a Portfolio Analyst. From 2008 to 2011, Mr. Bilsky was a Vice President in Institutional Sales and Trading at Hudson Securities. Prior to Hudson Securities, Mr. Bilsky spent two years at Banc of America Securities as an Analyst in Institutional Sales and Trading. Mr. Bilsky holds a Bachelor’s degree from the University of Pennsylvania and an MBA from University of Pennsylvania’s Wharton School.
Douglas W. Kugler, CFA® is a Senior Portfolio Manager on Chartwell’s equity investment team managing the covered call strategy and joined Chartwell in 2003. Mr. Kugler has 28 years of investment experience. Prior to joining Chartwell, Mr. Kugler held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) including Head of Mutual Fund Administration and Vice President and Treasurer of the MAS Funds. Mr. Kugler’s last position held was Senior Associate and Analyst for the large cap value team. Earlier in his career, Mr. Kugler worked at Price Waterhouse (PricewaterhouseCoopers) and then was an Assistant Vice President and Senior Accounting Officer at Provident Financial Processing Corporation. Mr. Kugler holds a Bachelor of Science in Accounting from the University of Delaware. Mr. Kugler is a CFA charterholder and member of the CFA Institute and the CFA Society of Philadelphia.

•
RJ Eagle Municipal Income ETF - James Camp, CFA®, Burt Mulford, CFA®, and Eric Kreiger, CFA®, of Eagle, are Portfolio Co‑Managers of the fund and are jointly and primarily responsible for the day‑to‑day management of the fund.

James Camp, CFA®, is Managing Director of Eagle’s Fixed Income and Strategic Income strategies. He has 36 years of investing experience. Before joining Eagle in 1997, Mr. Camp was a Vice President in the Fixed Income Research and Mortgage Specialist groups at Raymond James & Associates, Inc. following three years at ING Investment Management. Mr. Camp graduated in 1986 with a Bachelor of Science in Engineering Science from Vanderbilt University and earned an M.B.A. in Finance from Emory University in 1990. He is also a CFA charterholder.
Burt Mulford, CFA®, is responsible for the management of all Eagle tax‑sensitive strategies. Mr. Mulford oversees approximately $4 billion in assets under advisement in Eagle’s Municipal Managed Income Solutions and High-Quality Tax‑Free strategies as well as the Strategic Income Portfolio – Tax Advantaged strategy, which he co‑manages. Mr. Mulford joined Eagle in 1999. Before joining Eagle, Mr. Mulford was Director of Trading and Portfolio Manager for several bank trust departments. He graduated from Furman University with a Bachelor of Arts in Business. He earned an M.B.A. from the University of Southern California. Mr. Buford is a member of the Tampa Bay Society of Financial Analysts and is a CFA.
Eric Kreiger, CFA®, is a Portfolio Co-Manager for the Eagle Fixed Income team. He is a generalist within the investment grade municipal bond market. He has 12 years of industry experience. Prior to joining Eagle Asset Management in 2017, he joined Raymond James in 2015 through their OPTIONS program rotating through several distinct business units of the firm. Kreiger earned a Bachelor of Science in Finance and Economics from Florida Gulf Coast University and a Master of Science in Finance from Florida State University. He is a CFA charterholder.

•
RJ Eagle Vertical Income ETF - James Camp, CFA®, Brad Erwin, CFA® and John Lagowski, CFA®, of Eagle, are Portfolio Co‑Managers of the fund and are jointly and primarily responsible for the day‑to‑day management of the fund.

James Camp, CFA®, is Managing Director of Eagle’s Fixed Income and Strategic Income strategies. He has 36 years of investing experience. Before joining Eagle in 1997, Mr. Camp was a Vice President in the Fixed Income Research and Mortgage Specialist groups at Raymond James & Associates, Inc. following three years at ING Investment Management. Mr. Camp graduated in 1986 with a Bachelor of Science in Engineering Science from Vanderbilt University and earned an M.B.A. in Finance from Emory University in 1990. He is also a CFA charterholder.
Brad Erwin, CFA®, co‑manages Eagle’s Equity Income Portfolio, Strategic Income Portfolio and Vertical Income Portfolio. Mr. Erwin provides coverage of securities in the industrials and energy sectors for the Equity Income strategy. Mr. Erwin was previously with Eagle from 2000 to 2007 and rejoined the firm in 2015. Mr. Erwin has 30 years of investment experience as an Analyst and Portfolio Manager. Mr. Erwin earned a Bachelor of Science in Finance from Miami (Ohio) University and is a CFA charterholder.
John Lagowski, CFA®, is a Portfolio Co‑Manager of the Eagle Vertical Income Portfolio (VIP) and Senior Research Analyst for the Eagle Fixed Income team. Mr. Lagowski provides coverage of corporate securities across various sectors. Mr. Lagowski is also involved in the team’s macroeconomic research process. Mr. Lagowski has 18 years of investment industry experience. Prior to joining Eagle in 2015, Mr. Lagowski held several positions at Raymond James Financial, including as a Senior Analyst in the Financial Services Investment Banking group and in the Closed‑End Fund Research Department. Mr. Lagowski graduated magna cum laude from Elon University where he earned a Bachelor of Science in Business Administration with a concentration in finance and a minor in accounting. Mr. Lagowski is a CFA charterholder.

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Management of Exchange-Traded Funds
PROSPECTUS | 5.1.2026

•
RJ Eagle GCM Dividend Select Income ETF – Michael Gibbs, Richard Sewell, CFA®, and Joey Madere, CFA®, of Eagle, are Portfolio Co- Managers of the fund and are jointly and primarily responsible for the day‑to‑day management of the fund.

Michael Gibbs is the Managing Director and Lead Portfolio Manager at Eagle’s Gibbs Capital Management division. Mr. Gibbs is responsible for the Gibbs Portfolios offered by his group as well as the U.S. equity sector research and recommendations. Mr. Gibbs began his financial industry career with Morgan Keegan in 1986 as a Financial Advisor. While there, he became a Senior Investment Strategist and then the Director of Equity Strategy. Mr. Gibbs later joined Raymond James with the acquisition of Morgan Keegan in 2012. Mr. Gibbs was the former Director of Portfolio & Technical Strategy for Raymond James. Mr. Gibbs also serves on the Raymond James Investment Strategy Committee. Mr. Gibbs has been a practicing market technician since 1990.
Richard Sewell, CFA®, is a Portfolio Co-Manager and Senior Analyst at Eagle’s Gibbs Capital Management division. Mr. Sewell is involved in portfolio management of the Gibbs Portfolios, as well as market strategy and recommendations provided by the group. Mr. Sewell began his financial industry career with Morgan Keegan in 2010 before moving to Stephens Inc. in equity research in 2012. Mr. Sewell joined Raymond James in 2017. Mr. Sewell earned a Bachelor of Science in Economics and Business Administration from Rhodes College. He is also a CFA charterholder.
Joey Madere, CFA®, is a Portfolio Co-Manager and Senior Analyst at Eagle’s Gibbs Capital Management division. Mr. Madere is involved in portfolio management of the Gibbs Portfolios, as well as market strategy and recommendations provided by the group. Mr. Madere joined Raymond James in 2012 through the acquisition of Morgan Keegan, where he worked on the Institutional Equity Trading desk since 2010. Mr. Madere became a Senior Portfolio Analyst within the Equity Strategy group of Raymond James. Mr. Madere serves on the Raymond James Investment Strategy Committee. Mr. Madere earned a Bachelor of Science in Economics and Business Administration from Rhodes College. Mr. Madere is also a CFA charterholder.
Additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of fund shares is found in the Statement of Additional Information (“SAI”).
Prior Performance of Similar Accounts for the RJ Chartwell Premium Income ETF
Chartwell maintains a composite (the “Composite”) of all accounts that have been managed by Chartwell since June 30, 2020, using substantially similar investment objectives, policies and strategies as those of the Premium Income ETF. Carillon acquired Chartwell on May 31, 2022, in connection with the acquisition by RJF, Carillon’s parent company, of TriState Capital Holdings, Inc. and its affiliated companies. The performance information has been provided by Chartwell and includes a comparison of the Composite’s returns to those of the Premium Income ETF’s broad-based securities market index.
The performance of the Composite does not represent the historical performance of the Premium Income ETF. The other accounts in the Composite are separate and distinct from the Premium Income ETF, and the performance of the Composite should not be considered indicative of the future performance of the Premium Income ETF, nor should it be considered a substitute for the Premium Income ETF’s performance. Results may differ because of, among other things, differences in trading expenses, account expenses, including management fees, the size of positions taken in relation to account size, the diversification of securities, the timing of purchases and sales, and the availability of cash for new investments. In addition, the accounts included in the Composite are not registered funds and are not subject to the same types of expenses as the Premium Income ETF, nor have they been subject to certain investment limitations, diversification requirements or other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the other accounts, and thus of the Composite. Notwithstanding these differences, the accounts in the Composite and the Premium Income ETF are substantially similar from an investment perspective. The Composite includes all accounts managed by Chartwell with substantially similar investment objectives, policies, and strategies as those of the Premium Income ETF.
The performance of the Composite is shown net of Chartwell’s maximum annual advisory fee of 0.40%, as well as any applicable sales loads or charges. Advisory fees are the only fees Chartwell charged to accounts included in the Composite. The performance of the Composite is also shown net of trading expenses and other direct and indirect expenses. The performance of the Composite has not been adjusted to reflect the expenses of the Premium Income ETF. The Premium Income ETF’s total annual operating expenses, both before and after fee waiver and/or expense reimbursement, are higher than the highest total fees and expenses charged to the accounts in the Composite. If the Premium Income ETF’s higher expenses were reflected for the accounts in the Composite, the Composite performance presented would be lower. The Composite’s rate of return includes the reinvestment of all income.

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The Composite’s performance is calculated using a methodology that incorporates the time-weighted rate of return, which takes into account the timing of cash flows. The calculation method for the Composite’s return differs from the standardized SEC method for calculating performance for registered investment companies and may result in an average annual total return that may be different than that derived from the SEC’s standard methodology. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Average annual total returns (for the period ended December 31, 2025, unless otherwise indicated)

	2021	2022	2023	2024	2025	5-yr	Since Inception 6/30/2020

Chartwell Hedged Equity (net)	11.93%	-7.93%	15.98%	12.11%	13.04%	8.66%	10.10%

S&P 500 Index	28.71%	-18.11%	26.29%	25.02%	17.88%	14.42%	17.22%
Prior Performance of Similar Accounts for the RJ Eagle Municipal Income ETF
Eagle maintains a composite (the “Composite”) of all accounts that have been managed by Eagle since January 1, 1986, using substantially similar investment objectives, policies and strategies as those of the Municipal Income ETF. The performance information has been provided by Eagle and includes a comparison of the Composite’s returns to those of the Municipal Income ETF’s broad-based securities market index.
The performance of the Composite does not represent the historical performance of the Municipal Income ETF. The other accounts in the Composite are separate and distinct from the Municipal Income ETF, and the performance of the Composite should not be considered indicative of the past or future performance of the Municipal Income ETF, nor should it be considered a substitute for the Municipal Income ETF’s performance. Results may differ because of, among other things, differences in trading expenses, account expenses, including management fees, the size of positions taken in relation to account size, the diversification of securities, the timing of purchases and sales, and the availability of cash for new investments. In addition, the accounts included in the Composite are not registered funds and are not subject to the same types of expenses as the Municipal Income ETF, nor have they been subject to certain investment limitations, diversification requirements or other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the other accounts, and thus of the Composite. Notwithstanding these differences, the accounts in the Composite and the Municipal Income ETF are substantially similar from an investment perspective. The Composite includes all accounts managed by Eagle with substantially similar investment objectives, policies, and strategies as those of the Municipal Income ETF.
The performance of the Composite is shown net of Eagle’s maximum annual advisory fee of 0.35%, as well as any applicable sales loads or charges. Advisory fees are the only fees Eagle charged to accounts included in the Composite. The performance of the Composite is also shown net of trading expenses and other direct and indirect expenses. The performance of the Composite has not been adjusted to reflect the expenses of the Municipal Income ETF. The Municipal Income ETF’s total annual operating expenses, both before and after fee waiver and/or expense reimbursement, are higher than the highest total fees and expenses charged to the accounts in the Composite. If the Municipal Income ETF’s higher expenses were reflected for the accounts in the Composite, the Composite performance presented would be lower. The Composite’s rate of return includes the reinvestment of all income.
The Composite’s performance is calculated using a methodology that incorporates the time-weighted rate of return, which takes into account the timing of cash flows. The calculation method for the Composite’s return differs from the standardized SEC method for calculating performance for registered investment companies and may result in an average annual total return that may be different than that derived from the SEC’s standard methodology. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Average annual total returns (for the period ended December 31, 2025, unless otherwise indicated)

	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	5-yr	10-yr

Eagle High Quality Taxable (net)	2.11%	2.12%	0.66%	6.38%	6.43%	-1.80%	-8.54%	4.99%	3.17%	6.51%	0.71%	2.10%

Bloomberg Municipal Bond Index	0.25%	5.45%	1.28%	7.54%	5.21%	1.52%	-8.53%	6.40%	1.05%	4.25%	0.80%	2.34%

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Management of Exchange-Traded Funds
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Prior Performance of Similar Accounts for the RJ Eagle Vertical Income ETF
Eagle maintains a composite (the “Composite”) of all accounts that have been managed by Eagle since October 1, 2016, using substantially similar investment objectives, policies and strategies as those of the Vertical Income ETF. The performance information has been provided by Eagle and includes a comparison of the Composite’s returns to those of the Vertical Income ETF’s broad-based securities market index and the benchmark index to which the Vertical Income ETF’s returns will be compared.
The performance of the Composite does not represent the historical performance of the Vertical Income ETF. The other accounts in the Composite are separate and distinct from the Vertical Income ETF, and the performance of the Composite should not be considered indicative of the past or future performance of the Vertical Income ETF, nor should it be considered a substitute for the Vertical Income ETF’s performance. Results may differ because of, among other things, differences in trading expenses, account expenses, including management fees, the size of positions taken in relation to account size, the diversification of securities, the timing of purchases and sales, and the availability of cash for new investments. In addition, the accounts included in the Composite are not registered funds and are not subject to the same types of expenses as the Vertical Income ETF, nor have they been subject to certain investment limitations, diversification requirements or other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the other accounts, and thus of the Composite. Notwithstanding these differences, the accounts in the Composite and the Vertical Income ETF are substantially similar from an investment perspective. The Composite includes all accounts managed by Eagle with substantially similar investment objectives, policies, and strategies as those of the Vertical Income ETF.
The performance of the Composite is shown net of Eagle’s maximum annual advisory fee of 0.50%, as well as any applicable sales loads or charges. Advisory fees are the only fees Eagle charged to accounts included in the Composite. The performance of the Composite is also shown net of trading expenses and other direct and indirect expenses. The performance of the Composite has not been adjusted to reflect the expenses of the Vertical Income ETF. The Vertical Income ETF’s total annual operating expenses, both before and after fee waiver and/or expense reimbursement, are higher than the highest total fees and expenses charged to the accounts in the Composite. If the Vertical Income ETF’s higher expenses were reflected for the accounts in the Composite, the Composite performance presented would be lower. The Composite’s rate of return includes the reinvestment of all income.
The Composite’s performance is calculated using a methodology that incorporates the time-weighted rate of return, which takes into account the timing of cash flows. The calculation method for the Composite’s return differs from the standardized SEC method for calculating performance for registered investment companies and may result in an average annual total return that may be different than that derived from the SEC’s standard methodology. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Average annual total returns (for the period ended December 31, 2025, unless otherwise indicated)

	2017	2018	2019	2020	2021	2022	2023	2024	2025	5-yr	Since Inception 10/1/2016

Eagle Vertical Income Portfolio (net)	9.13%	-3.19%	15.36%	8.43%	5.42%	-12.33%	5.57%	2.78%	7.91%	1.59%	3.45%

Bloomberg U.S. Aggregate Bond Index	3.55%	0.02%	8.73%	7.50%	-1.55%	-13.02%	5.53%	1.27%	7.30%	-0.36%	1.55%

Bloomberg U.S. Corporate Total Return Value Unhedged USD Index	6.42%	‑2.51%	14.54%	9.89%	‑1.04%	‑15.76%	8.52%	2.13%	7.77%	-0.09%	2.56%
Prior Performance of Similar Accounts for the RJ Eagle GCM Dividend Select Income ETF
Eagle maintains a composite (the “Composite”) of all accounts that have been managed by Eagle since June 30, 2023, using substantially similar investment objectives, policies and strategies as those of the Dividend Select Income ETF. Eagle’s parent company, RJF, acquired Gibbs Capital Management in 2012, in connection with the acquisition by RJF of Morgan Keegan & Co. and its affiliated companies. The performance information has been provided by Eagle and includes a comparison of the Composite’s returns to those of the Dividend Select Income ETF’s broad-based securities market index.
The performance of the Composite does not represent the historical performance of the Dividend Select Income ETF. The other accounts in the Composite are separate and distinct from the Dividend Select Income ETF, and the performance of the Composite should not be considered indicative of the past or future performance of the Dividend Select Income ETF, nor should it be considered a substitute for the Dividend Select Income ETF’s performance. Results may differ because of, among other things, differences in trading expenses, account expenses, including management fees, the size of positions taken in relation to account size, the diversification of securities, the timing of purchases and sales, and the availability of cash for new investments. In addition, the accounts included in the Composite are not registered funds and are not subject to the same types of expenses as the Dividend Select Income ETF, nor have

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Management of Exchange-Traded Funds
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they been subject to certain investment limitations, diversification requirements or other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the other accounts, and thus of the Composite. Notwithstanding these differences, the accounts in the Composite and the Dividend Select Income ETF are substantially similar from an investment perspective. The Composite includes all accounts managed by Eagle with substantially similar investment objectives, policies, and strategies as those of the Dividend Select Income ETF.
The performance of the Composite is shown net of Eagle’s maximum annual advisory fee of 0.55%, as well as any applicable sales loads or charges. Advisory fees are the only fees Eagle charged to accounts included in the Composite. The performance of the Composite is also shown net of trading expenses and other direct and indirect expenses. The performance of the Composite has not been adjusted to reflect the expenses of the Dividend Select Income ETF. The Composite’s rate of return includes the reinvestment of all income.
The Composite’s performance is calculated using a methodology that incorporates the time-weighted rate of return, which takes into account the timing of cash flows. The calculation method for the Composite’s return differs from the standardized SEC method for calculating performance for registered investment companies and may result in an average annual total return that may be different than that derived from the SEC’s standard methodology. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Average annual total returns (for the period ended December 31, 2025, unless otherwise indicated)

	2024	2025	Since Inception 06/30/2023

Gibbs Equity Income Plus (net)	21.37%	12.37%	16.17%

S&P 500 Index	25.05%	17.89%	20.40%

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Your Investment
PROSPECTUS | 5.1.2026

Distributor
Quasar Distributors, LLC (“Distributor”), is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the funds on an agency basis and does not maintain a secondary market in the shares of the funds. The Distributor has no role in determining the policies of the funds or the securities that are purchased or sold by the funds. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, ME 04101.
Rule 12b‑1 Distribution Plan
Each fund has adopted a distribution plan under Rule 12b‑1. The distribution plans allow a fund to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees would be paid out of a fund’s assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. Under the funds’ distribution plans, each fund is authorized to pay a maximum distribution and service fee of up to 0.25% of average daily assets. There is no present intention of fund shares paying, accruing, or incurring any Rule 12b‑1 fees and Fund shares will not pay, accrue or incur any Rule 12b‑1 fees until such time as approved by a fund’s Board of Trustees.
Payments to Financial Intermediaries
Carillon and/or its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub‑transfer agency type, recordkeeping and shareholder communication services. Such payments, which may be significant to the intermediary, are not made by a fund, are not reflected in the fees and expenses of a fund disclosed in this Prospectus and do not change the price paid by investors for the purchase of a fund’s shares or the amount received by a shareholder as proceeds from the sale of shares of a fund. Rather, such payments are made by Carillon or its affiliates from their own resources, including profits from advisory fees received from a fund, and constitute what it sometimes referred to as “revenue sharing.” Such fees may also include the payment of a lump sum or fixed amount. In certain cases, the payments may be subject to certain minimum payment levels.
The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary, the number of accounts serviced by the financial intermediary that invest in a fund, redemption rates, the financial intermediary’s ability to attract and retain assets, the financial intermediary’s reputation, the level and/or type of shareholder-related services, marketing assistance and educational activities provided by the financial intermediary, the financial intermediary’s level of participation in the funds’ sales and marketing programs, and the asset class of the funds for which these payments are provided.
Compensation received by a financial intermediary from Carillon or an affiliate of Carillon may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating itself and its salespersons with respect to fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a fund, including travel and lodging expenses. It may also cover the development of technology platforms and reporting systems, data provision services, financial intermediaries making shares of a fund available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor, services provided in connection with such fund supermarket platforms and programs, costs incurred by financial intermediaries in connection with their efforts to sell fund shares, including costs incurred compensating registered sales representatives, preparing, printing and distributing sales literature, or data regarding a fund or another fund in the Carillon Family of Funds, such as statistical information regarding sales of shares of the Carillon Family of Funds through financial intermediaries.
Any compensation received by a financial intermediary and the prospect of receiving it may create conflicts of interest between the intermediary and its customers and may provide the financial intermediary with an incentive to recommend the shares of a fund or another fund in the Carillon Family of Funds over other potential investments, and may cause it to make decisions about the level of services provided to its customers based on the payments or other financial incentives it is eligible to receive. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a fund within their organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from Carillon or its affiliates, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

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Your Investment
PROSPECTUS | 5.1.2026

Your Investment
How To Invest
Shares are listed on the Exchange and trade in the secondary market. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. When you buy or sell a fund’s shares in the secondary market, you will pay or receive the market price. The price at which you buy or sell shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in a fund and no minimum number of Shares you must buy. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares.
Shares of a fund may be purchased or redeemed directly from the fund only by Authorized Participants and only in Creation Units or multiples thereof. Please see the SAI for more information about purchases and redemptions of Creation Units. Except when aggregated in Creation Units, shares are not redeemable by a fund. Authorized Participants may create or redeem Creation Units for their own accounts or for their customers, including, without limitation, affiliates of a fund. In addition, certain affiliates of a fund and the Manager or a subadviser may purchase and resell fund shares pursuant to this Prospectus.
For more information on how to buy and sell shares of a fund, call 800.421.4184 or visit rjetfs.com.
Premium/Discount Information
Information showing the number of days the market price of a fund’s shares was greater than a fund’s NAV per share (i.e., at a premium) and the number of days it was less than a fund’s NAV per share (i.e., at a discount) for various time periods will be available by visiting a fund’s website at rjetfs.com. The premium and discount information contained on the website will represent past performance and cannot be used to predict future results.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of a fund. Registered investment companies are permitted to invest in a fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive relief, including that such investment companies enter into an agreement with a fund.
Continuous Offering
The method by which Creation Units of fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by a fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

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Dealers effecting transactions in a fund’s shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.
Beneficial Ownership
The Depository Trust Company (“DTC”) serves as securities depository for the funds’ shares. DTC, or its nominee, is the owner of record for all outstanding shares. Beneficial owners of a fund’s shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) the securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC (“DTC Participants”), and (iii) brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests (“Indirect Participants”). The Trust understands that, under existing industry practice, in the event a fund requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owner s acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. For more detailed information, see “Book Entry Only System” in the funds’ Statement of Additional Information.
Valuing Your Shares
Each fund’s NAV per share is computed by adding total assets, subtracting all of a fund’s liabilities, and dividing the result by the total number of shares outstanding, which may differ from a fund’s market price. Investors that purchase and sell a fund in the secondary market will transact at market prices, which may be lower or higher than the NAV per share. Each fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq, (typically 4:00 p.m. ET). The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the funds are not required to recalculate their NAV. The funds do not price their shares on days that the NYSE is closed.
Generally, portfolio securities for which market quotations are readily available are valued at market value; however, the market quotation price may be adjusted to reflect events that occur between the close of those markets and the time of the funds’ determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific or vendor- specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.
For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services. All other securities and assets for which market quotations are unavailable or unreliable are valued at their fair value in good faith using the investment adviser’s Pricing and Valuation Procedures (“Procedures”), which have been approved by the Board. For example, small‑cap securities that are thinly traded or illiquid may be fair valued. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.
Rule 2a‑5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether a fund must fair value a security.
The Valuation Rule permits a fund’s board to designate the fund’s primary investment adviser as “valuation designee” to perform the fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations.

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PROSPECTUS | 5.1.2026

The Board has designated Carillon as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule. Carillon performs these duties through a Valuation Committee, comprised of employees of Carillon and/or its wholly-owned affiliates. Carillon’s Valuation Committee monitors for circumstances that may necessitate the use of fair value. In the event that (1) market quotations are not readily available, (1) readily available market quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, the Valuation Committee will determine such securities’ fair value in accordance with the Procedures. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.
There can be no assurance, however, that a fair value price used on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading a fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•
Domestic Exchange Traded Equity Securities — Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Foreign Equity Securities — If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that the Valuation Committee determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Valuation Committee also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of a fund’s shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.

•
Fixed Income Securities — Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered, such as institution‑size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Futures and Options — Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Credit Default Swaps — Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Forward Contracts — Forward contracts are valued daily at current forward rates provided by an independent pricing services. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Investment Companies and ETFs — Investments in other open‑end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed‑end funds and other ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

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Account and Transaction Policies
PROSPECTUS | 5.1.2026

Account and Transaction Policies
Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when a fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when a fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of a fund’s shares because each fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between a fund and Authorized Participants is critical to ensuring that a fund’s shares trade at or close to NAV. Further, the vast majority of trading in fund shares occurs on the secondary market, which does not involve a fund directly and therefore does not cause a fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the funds imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by a fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. The funds reserve the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
Disclosure of portfolio holdings | Each day a fund is open for business, the Trust publicly disseminates the fund’s full portfolio holdings as of the close of business on the previous day through the funds’ website at rjetfs.com. A description of the funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the SAI, which you may also access on the funds’ website at rjetfs.com or by calling 800.421.4184 to request a free copy.
Householding | In an effort to decrease costs, the funds intend to reduce the number of duplicate prospectuses, supplements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800.421.4184 to request individual copies of these documents. Once the funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Dividends, Other Distributions and Taxes
General | Each fund distributes all or substantially all of its net investment income and net capital and foreign currency gains, if any, to its shareholders every year. Each fund distributes dividends from its net investment income (“dividends”) to its shareholders monthly, except the Dividend Select Income ETF, which distributes dividends to its shareholders quarterly. Net investment income generally consists of dividends and interest income received on investments, less expenses.
The funds will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
The dividends you receive from a fund, other than Municipal Income ETF, generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non‑corporate shareholders (each, a “non‑corporate shareholder”) who satisfy certain holding period and other restrictions with respect to their fund shares. Those maximum rates are 15% for a single shareholder with taxable income not exceeding $545,500, ($613,700 for married shareholders filing jointly) and 20% for non‑corporate shareholders with taxable income exceeding those respective amounts, which apply for 2026 and will be adjusted for inflation annually. Qualified dividend income consists of dividends received from U.S. corporations and certain qualifying non‑U.S. corporations when the fund satisfies certain holding period requirements with respect to the shares on which such dividends are paid. Municipal Income ETF intends to meet certain federal tax requirements so that distributions of the tax‑exempt interest it earns may be treated as “exempt-interest dividends.” However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders’ alternative minimum tax.
Each fund also distributes net capital gains (and, in the case of certain funds, net gains from foreign currency transactions), if any, to its shareholders, normally once a year. A fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the fund held the asset(s) that generated the gain (not on how long you hold your shares in the fund). Distributions to you of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions to you of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above.
If a fund’s distributions exceed its taxable and tax‑exempt interest income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Account and Transaction Policies
PROSPECTUS | 5.1.2026

Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates often change over time. Please consult a tax professional for more information.
In general, selling shares and receiving distributions are all taxable events. Fund transactions typically are treated for federal income tax purposes as follows:

Type of transactions	Federal income tax status
Income dividends	Ordinary income, except in the case of exempt-interest dividends
Net short-term capital gain* and foreign currency gain distributions	Ordinary income
Net capital gain** distributions	Long-term capital gains; eligible for 15%/20% maximum rates for non‑corporate shareholders
Sales of fund shares owned for more than one year	Long-term capital gains or losses (rates noted above)
Sales of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
*The excess of net short-term capital gain over net long-term capital loss.
**The excess of net long-term capital gain over net short-term capital loss.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and other distributions a fund pays and net gains realized on a sale of a fund’s shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in a fund (or funds).
Taxes on Creations and Redemptions of Creation Units | A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from a fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.
Each fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a fund and if, pursuant to section 351 of the Code, the fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. Each fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.
Each year, a fund’s shareholders will receive tax information regarding fund distributions and dispositions of fund shares to assist them in preparing their income tax returns.
Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.
Additional Information
The Board oversees generally the operations of the funds. The Trust enters into contractual arrangements with various parties, including among others, the funds’ manager, subadvisers, custodian, transfer agent, and accountants, who provide services to the funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

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Account and Transaction Policies
PROSPECTUS | 5.1.2026

This Prospectus provides information concerning the funds that you should consider in determining whether to purchase fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the Statement of Additional Information or the funds’ reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

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Carillon Exchange-Traded Funds
PROSPECTUS | 5.1.2026

Description of Indices
The Bloomberg Municipal Bond Index measures the performance of the Bloomberg U.S. Municipal bond market, which covers the USD-denominated Long-Term tax-exempt bond market with four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
The Bloomberg U.S. Corporate Total Return Value Unhedged USD Index is a benchmark that measures the performance of the investment-grade, fixed-rate, taxable corporate bond market in the United States.
The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

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Financial Highlights
PROSPECTUS | 5.1.2026

The financial highlights table is intended to help you understand the performance of each fund for the periods indicated. Certain information reflects financial results for a single fund share. Based upon the commencement of operations for some of the funds, there may be less than five years of financial information available. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and other distributions). This table is a part of the fund’s financial statements. All figures have been derived from the financial statements audited by PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm, which are incorporated by reference into the Statement of Additional Information (available on our website and upon request). Their report, along with full financial statements, also appears in the funds’ most recent Form N-CSR, which is available upon request (see back cover).
Financial highlights are not provided for the RJ Chartwell Premium Income ETF because the fund had not commenced operations prior to the date of this Prospectus.
RJ EAGLE MUNICIPAL INCOME ETF
FINANCIAL HIGHLIGHTS

Period Ended December 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.00

INVESTMENT OPERATIONS:
Net investment income(b)	0.22
Net realized and unrealized gain (loss) on investments(c)	0.42

Total from investment operations	0.64

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)

Total distributions	(0.16)

ETF transaction fees per share(b)	0.06

Net asset value, end of period	$25.54

Total return(d)	2.79%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$20,432
Ratio of expenses to average net assets(e)	0.41%
Ratio of net investment income (loss) to average net assets(e)	3.50%
Portfolio turnover rate(d)(f)	—%

(a)	Inception date of the fund was October 1, 2025.

(b)	Net investment income per share and ETF transactions fees per share have been calculated based on average shares outstanding during the period.

(c)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover rate excludes in‑kind transactions.

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Financial Highlights
PROSPECTUS | 5.1.2026

RJ EAGLE VERTICAL INCOME ETF
FINANCIAL HIGHLIGHTS

Period Ended December 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.00

INVESTMENT OPERATIONS:
Net investment income(b)	0.27
Net realized and unrealized gain (loss) on investments(c)	(0.14)

Total from investment operations	0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)

Total distributions	(0.23)

ETF transaction fees per share(b)	0.01

Net asset value, end of period	$24.91

Total return(d)	0.59%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$9,966
Ratio of expenses to average net assets(e)	0.51%
Ratio of net investment income (loss) to average net assets(e)	4.33%
Portfolio turnover rate(d)(f)	2%

(a)	Inception date of the fund was October 1, 2025.

(b)	Net investment income per share and ETF transaction fees per share have been calculated based on average shares outstanding during the period.

(c)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover rate excludes in‑kind transactions.

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Financial Highlights
PROSPECTUS | 5.1.2026

RJ EAGLE GCM DIVIDEND SELECT INCOME ETF
FINANCIAL HIGHLIGHTS

Period Ended December 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.00

INVESTMENT OPERATIONS:
Net investment income(b)	0.12
Net realized and unrealized gain (loss) on investments(c)	0.21

Total from investment operations	0.33

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)

Total distributions	(0.06)

Net asset value, end of period	$25.27

Total return(d)	1.32%

SUPPLEMENTAL DATA AND RATIOS:(e)
Net assets, end of period (in thousands)	$33,486
Ratio of expenses to average net assets(f)	0.51%
Ratio of net investment income (loss) to average net assets(f)	1.92%
Portfolio turnover rate(d)(g)	1%

(a)	Inception date of the fund was October 1, 2025.

(b)	Net investment income per share has been calculated based on average shares outstanding during the period.

(c)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d)	Not annualized for periods less than one year.

(e)	Ratios do not include the income and expenses of the underlying funds in which the fund invests.

(f)	Annualized for periods less than one year.

(g)	Portfolio turnover rate excludes in‑kind transactions.

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For More Information
More information on these funds is available free upon request, including the following:
Statement of additional information (“SAI”) | Additional information about each fund and its policies may be found in the SAI. A current SAI is on file with the Securities and Exchange Commission (“Commission”) and is incorporated herein by reference (meaning it is legally considered part of this Prospectus).
Shareholder reports | Additional information about each fund’s investments, except for the RJ Chartwell Premium Income ETF, is available in the fund’s annual and, when available, semi-annual reports to shareholders. Additional information about the RJ Chartwell Premium Income ETF’s investments will be available in the fund’s annual and semi-annual reports to shareholders. In a fund’s annual report, you will also find a discussion of the market conditions and investment strategies that materially affected a fund’s performance during the reporting period. In Form N-CSR, you will find a fund’s annual and, when available, semi-annual financial statements, as well as the report of the funds’ independent registered public accounting firm in the annual financial statements.
To obtain the SAI, Prospectus, annual report, semiannual report (when available), N‑CSR, privacy notice, performance information, a schedule of portfolio holdings found on Form N‑PORT, other information or to make an inquiry, without charge, contact the Carillon Family of Funds:

By mail:	P.O. Box 23572
St. Petersburg, FL 33742

By telephone:	1.800.421.4184

By internet:	rjetfs.com
These documents and other information about the funds can be viewed on‑screen or downloaded from the EDGAR Database on the Commission’s Internet website at www.sec.gov; or after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The Carillon Family of Funds is pleased to offer the convenience of viewing shareholder communications, including fund prospectuses, annual reports, and proxy statements, online at rjetfs.com.
The Investment Company and Securities Act registration numbers are:

Investment Company Act	811‑07470

Securities Act	033-57986
No dealer, salesperson or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

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